UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22798

FS Global Credit Opportunities Fund—A

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund—A

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund—A (the “Company”) for the year ended December 31, 2015 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS GLOBAL CREDIT OPPORTUNITIES FUND—A

2015

ANNUAL REPORT

An alternative approach to global credit investing from Franklin Square Capital Partners

FS GLOBAL CREDIT OPPORTUNITIES FUND

ONGOING CREDIT MARKET VOLATILITY CREATES A STRONG VALUE-DRIVEN INVESTMENT ENVIRONMENT.

Fellow Shareholder,

It was a difficult year for most benchmarks, with major bond and loan indices posting meaningful declines. Commodity price volatility, poor market liquidity, global growth concerns and the U.S. Federal Reserve’s first rate hike since 2006 were counted among the many issues facing financial markets in 2015. While these issues impacted the performance of FS Global Credit Opportunities Fund (the “Fund”), we believe the ongoing credit market volatility creates a strong value-driven investment environment for the Fund.

Looking forward, broad economic trends remain generally supportive of corporate credit. U.S. GDP growth remains modest but steady and the U.S. labor market continues to improve. Despite these positive economic trends, credit returns in 2015 were impacted by reduced risk appetite as commodity price declines and volatile trading conditions spilled into almost every asset class.

Fund flows reflected this market pessimism, as investors made net withdrawals of approximately $13.4 billion and $20.3 billion, respectively, from high yield bond mutual funds and bank loan mutual funds in 2015.1 The pace of outflows contributed to high yield bonds posting an annual decline of 4.64%, only the third annual loss of the last twenty years.2 For context, the last annual decline occurred in 2008. Notably, high yield bonds then went on to return 57.5% and 15.2% in 2009 and 2010, respectively.2 The performance of senior secured loans was also the worst since 2008, and only the second time they have posted a negative annual return. After declining 1.96% in the fourth quarter, senior secured loans posted an annual return of -0.38% for 2015.3 Like high yield bonds, senior secured loans rebounded significantly in 2009 and 2010, returning 44.87% and 9.97%, respectively.3

Value-oriented areas of the high yield bond and loan markets were harder hit in 2015, posting their sixth consecutive quarter of negative returns and second straight annual loss.4 This is the longest stretch of quarterly declines since 1999-2000 for value-oriented high yield bonds and the longest on record for value-oriented loans. Furthermore, it is the first time such a decline has not coincided with a U.S. economic downturn. Value-oriented high yield bonds and value-oriented loans returned -15.2% and -10.8%, respectively, in the fourth quarter and -38.0% and -25.9%, respectively, in 2015.4 We continue to believe this nearly unprecedented stretch of negative index performance highlights the growing opportunity for value-based investors in the credit markets.

A REVIEW OF 2015

Given the Fund’s focus on investing in value-based credit strategies, such as event-driven opportunities, special situations and market price inefficiencies, we expect that over the long term the Fund generally should provide total returns that are largely uncorrelated to events in the broader economy. FS Global Credit Opportunities Fund—A (“Fund—A”) and FS Global Credit Opportunities Fund—D (“Fund—D” and, together with Fund—A, the “Companies”) each generated a total return of approximately -5.4% in the fourth quarter.5 For the full year ended

FUND—A’S AND FUND—D’S ANNUALIZED DISTRIBUTION RATES TO NEW SHAREHOLDERS WERE APPROXIMATELY 11.34% AND 12.08%, RESPECTIVELY.[7]

December 31, 2015, each of the Companies posted a total return of approximately -11.7%.5 While negative, these returns showed lower volatility and outperformed both the value-oriented high yield bond and loan indices for the same periods.

The Companies each paid distributions of approximately $0.22 per common share during the fourth quarter and approximately $0.87 per common share during 2015.6 As of December 31, 2015, Fund—A’s and Fund—D’s annualized distribution rates to new shareholders were approximately 11.34% and 12.08%, respectively.7

The largest positive contributors to the Fund’s performance were two event-driven investments and a special situation investment. Event-driven investments seek to capitalize on market dislocations resulting from specific corporate events, such as mergers, corporate reorganizations or debt maturities that are expected to impact the value of a company’s securities. Special situations represent investments in companies we believe offer compelling value as a result of financial stress.

Regarding the first event-driven investment, the Fund purchased subordinated debt and equity securities in gaming company Pinnacle Entertainment, Inc. in August 2014 based on the view that the company could increase its enterprise value by restructuring its real estate portfolio. Subsequently, the company entered into an agreement to sell substantially all of its real estate assets to a competing gaming company — in line with the Fund’s initial investment thesis. Upon the announcement of the proposed merger and reorganization, the value of the company’s debt and equity securities owned by the Fund traded higher. In regards to the second event-driven investment, the Fund took the view that certain securities of Abengoa, a Spanish engineering and construction company, were overvalued given liquidity constraints and macroeconomic headwinds. The Fund entered into an investment that would appreciate in value as the market value of the company’s securities declined. The Fund’s investment subsequently appreciated in value as the market came to agree with the Fund’s original investment thesis.

The special situation investment that positively contributed to the Fund’s performance was a senior secured investment in Weight Watchers International, Inc. that traded at a substantial discount in the secondary market. The Fund took the view that the company had significant brand value that was not fully reflected in the loan’s price. Subsequently, Oprah Winfrey took a meaningful equity stake and joined the board of the company. Although this specific event was not anticipated, her purchase of securities ultimately validated the Fund’s investment thesis and boosted the value of the company’s securities.

Key negative contributors to the Fund’s performance included an event-driven investment in iHeartCommunications, Inc., a special situation investment in Avaya Inc. and certain investments in energy and coal companies that remained under pressure throughout the year due to ongoing commodity price volatility. The Fund generally believes the prices of these investments currently reflect a higher risk premium than fundamental analysis of the underlying companies warrants.

WE BELIEVE FACTORS OUTSIDE OF FUNDAMENTAL PERFORMANCE LIKELY CONTRIBUTED TO THE STEEP DECLINE SEEN IN VALUE-ORIENTED AREAS OF THE MARKET.

A LONG-TERM OUTLOOK

While performance of the value-oriented areas of the market, and credit generally, declined in both the fourth quarter and full-year 2015, we remain confident that the Fund’s long-term, unlisted closed-end fund structure will allow it to manage through market uncertainty and capitalize on investment opportunities. We believe factors outside of fundamental performance likely contributed to the steep decline seen in value-oriented areas of the market, including forced selling by mutual funds. As a number of open-end high yield credit funds demonstrated in December, one of the greatest risks to generating long-term outperformance is the need to manage to liquidity during periods of market stress.

Although market volatility may lead to short-term, mark-to-market declines, it can also lead to market opportunities for those with the ability to invest. As of December 31, 2015, the Fund had significant liquidity in the form of both cash and borrowing capacity. We believe this positions the Fund well to capitalize on investments that may trade below their fundamental value and to provide liquidity to strong companies in need of capital to sustain and grow their businesses.

In anticipation of continued volatility, the Fund has maintained a majority allocation to senior secured debt to help protect against downside risks and preserve capital over the long term. Abroad, the advent of the European Central Bank’s quantitative easing program has led to increasingly tight market conditions for European credit investments. As a result, the Fund has maintained a large allocation to U.S.-based investments.

For the Fund, we have always believed that market volatility can create attractive value-driven investment opportunities. Looking ahead, we believe that the long-term nature of the Fund’s strategy and the benefits of its unlisted, continuously offered closed-end fund structure positions the Fund to manage through market risks and buy assets at prices that may be below their intrinsic values.

We look forward to a rewarding 2016 as we continue to seek to generate a high level of current income and capital appreciation for our shareholders.

Thank you for your continued support and trust in us.

Sincerely,

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

FS Global Credit Opportunities Fund—A

THE FUND INVESTS PRIMARILY IN SECURED AND UNSECURED FLOATING AND FIXED RATE LOANS, BONDS AND OTHER CREDIT INSTRUMENTS.

1	Thomson Reuters Lipper
2	Bank of America Merrill Lynch US High Yield Master II Index. Past performance should not be relied upon as being indicative of future results.
3	Credit Suisse Leveraged Loan Index. Past performance should not be relied upon as being indicative of future results.
4	Value-oriented loans are represented by the Credit Suisse Distressed Loan Index, which is a subset of the Credit Suisse Leveraged Loan Index that contains only loan facilities that trade at a price of 90% or below. Value-oriented high yield bonds are represented by the Bank of America Merrill Lynch US High Yield Distressed Index, which is a subset of the Bank of America Merrill Lynch US High Yield Master II Index that includes all high yield bonds that trade with a spread over U.S. Treasuries greater than or equal to 10%.
5	The total return is historical and is calculated by determining the percentage change in net asset value for the quarter and year ended December 31, 2015, assuming the reinvestment of all distributions in additional shares of Fund—A or Fund—D, as applicable, at Fund—A’s or Fund—D’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date.
6	The payment of future distributions on the Companies’ common shares is subject to the discretion of the Companies’ boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
7	The annualized distribution rates shown are expressed as percentages equal to the projected annualized distribution amount per share (which is calculated by annualizing the regular weekly cash distribution per share as of December 31, 2015, without compounding), divided by the applicable Company’s public offering price per share as of December 31, 2015. The distributions described herein were funded in significant part by the reimbursement of certain expenses, including through the waiver of investment advisory fees payable by the Fund, and additional support payments that may be subject to repayment to the Companies’ and the Fund’s affiliate, Franklin Square Holdings, L.P. (“Franklin Square”), and the Companies’ and the Fund’s future distributions may be funded from such waivers, reimbursements and payments. Significant portions of these distributions were not based on the Fund’s investment performance and such waivers, reimbursements and payments by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the Companies’ expenses, including through the waiver of certain advisory fees, and make additional support payments, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of amounts owed to Franklin Square will reduce the future distributions to which investors would otherwise be entitled.
8	The portfolio information included herein represents selected information regarding the portfolio of the Fund as of December 31, 2015. The Companies are feeder funds that invest substantially all of the net proceeds from their continuous public offerings in common shares of the Fund. All portfolio investments are made by the Fund.

Officers

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

WILLIAM GOEBEL

Chief Financial Officer

GERALD F. STAHLECKER

Executive Vice President

ZACHARY KLEHR

Executive Vice President

STEPHEN S. SYPHERD

Vice President, Treasurer & Secretary

JAMES F. VOLK

Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

DAVID J. ADELMAN

Vice-Chairman

President & Chief Executive Officer,

Campus Apartments, Inc.

THOMAS J. GRAVINA

Trustee

Executive Chairman, GPX Enterprises, L.P.

WALTER W. BUCKLEY, III

Trustee

Chairman & Chief Executive Officer,

Actua Corporation

BARBARA J. FOUSS

Trustee

Former Director of Strategic Initiatives & Chief

Credit Policy Officer, Sun National Bank

DAVID L. COHEN

Trustee

Senior Executive Vice President,

Comcast Corporation

PHILIP E. HUGHES, JR.

Trustee

Vice-Chairman of Keystone Industries

OLIVER C. MITCHELL, JR.

Trustee

Attorney & Consultant

CHARLES P. PIZZI

Trustee

Retired President, Director & Chief Executive

Officer, Tasty Baking Company

FS Global Credit Opportunities Fund—A

i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of FS Global Credit Opportunities Fund—A

We have audited the accompanying statement of assets and liabilities of FS Global Credit Opportunities Fund—A (the Fund), as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 28, 2013 (Inception) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FS Global Credit Opportunities Fund—A at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 28, 2013 (Inception) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 29, 2016

1

FS Global Credit Opportunities Fund—A

Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2015
Assets
Investment in FS Global Credit Opportunities Fund, at fair value (cost—$997,959)	$775,779
Cash	5,090
Receivable for common shares sold	5,084
Distributions receivable from FS Global Credit Opportunities Fund	521
Expense reimbursement and additional support payment due from sponsor(1)	545

Total assets	$787,019

Liabilities
Shareholder distributions payable	$521
Payable for investment purchased	10,098
Administrative services expense payable	52
Transfer agent fees payable	61
Professional fees payable	182
Accounting and administrative fees payable	65
Other accrued expenses and liabilities	84

Total liabilities	$11,063

Net assets	$775,956

Commitments and contingencies—($3,620)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 109,659,116 shares issued and outstanding	$110
Capital in excess of par value	998,026
Accumulated net investment income(3)	—
Net unrealized appreciation (depreciation) on investment	(222,180)

Net assets	$775,956

Net asset value per common share at period end	$7.08

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to FS Global Credit Opportunities Fund—A (the “Company”) by its sponsor and affiliates.

(2)	See Note 6 for a discussion of the Company’s commitments and contingencies.

(3)	See Note 5 for a discussion of the sources of distributions declared by the Company.

See notes to financial statements.

2

FS Global Credit Opportunities Fund—A

Statement of Operations

(in thousands)

Year Ended December 31, 2015
Investment income
Distributions from FS Global Credit Opportunities Fund	$72,606

Total investment income	72,606

Operating expenses
Administrative services expenses	300
Transfer agent fees	682
Accounting and administrative fees	228
Professional fees	122
Printing fees	322
Other general and administrative expenses	47

Total operating expenses	1,701
Less: Expense reimbursement from sponsor(1)	(1,701)

Net operating expenses	—

Net investment income (loss)	72,606

Realized and unrealized gain/loss from FS Global Credit Opportunities Fund
Net realized gain (loss) on investment	—
Net change in unrealized appreciation (depreciation) on investment	(171,197)

Total net realized gain (loss) and unrealized appreciation (depreciation) on investment	(171,197)
Additional support payment from sponsor(1)	204

Net increase (decrease) in net assets resulting from operations	$(98,387)

(1)	See Note 4 for a discussion of reimbursements and other amounts paid to the Company by its sponsor and affiliates.

See notes to financial statements.

3

FS Global Credit Opportunities Fund—A

Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2015	2014
Operations
Net investment income (loss)	$72,606	$17,802
Net realized gain (loss) on investment	—	—
Net change in unrealized appreciation (depreciation) on investment	(171,197)	(51,046)
Net increase from additional support payment from sponsor(1)	204	8

Net increase (decrease) in net assets resulting from operations	(98,387)	(33,236)

Shareholder distributions(2)
Distributions from net investment income	(72,810)	(17,810)

Net decrease in net assets resulting from shareholder distributions	(72,810)	(17,810)

Capital share transactions
Issuance of common shares(3)	427,280	484,989
Reinvestment of shareholder distributions(3)	41,951	10,712
Repurchases of common shares	(4,992)	(41)
Reimbursement of sponsor(4)	(3,994)	—
Capital contributions of sponsor(1)	3,634	2,075
Offering costs	(3,634)	(2,075)

Net increase in net assets resulting from capital share transactions	460,245	495,660

Total increase in net assets	289,048	444,614
Net assets at beginning of period	486,908	42,294

Net assets at end of period	$775,956	$486,908

Accumulated net investment income(2)	$—	$—

(1)	See Note 4 for a discussion of reimbursements and other amounts paid to the Company by its sponsor and affiliates.

(2)	See Note 5 for a discussion of the sources of distributions declared by the Company.

(3)	See Note 3 for a discussion of transactions with respect to the Company’s common shares during the years ended December 31, 2015 and 2014.

(4)	See Note 4 for a discussion of reimbursements paid by the Company to its sponsor and affiliates.

See notes to financial statements.

4

FS Global Credit Opportunities Fund—A

Statement of Cash Flows

(in thousands)

Year Ended December 31, 2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(98,387)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of common shares of FS Global Credit Opportunities Fund	(460,415)
Net change in unrealized (appreciation) depreciation on investment	171,197
(Increase) decrease in distributions receivable from FS Global Credit Opportunities Fund	(390)
(Increase) decrease in expense reimbursement and additional support payment due from sponsor(1)	(44)
Increase (decrease) in payable for investment purchased	(2,046)
Increase (decrease) in administrative services expense payable	46
Increase (decrease) in transfer agent fees payable	14
Increase (decrease) in professional fees payable	113
Increase (decrease) in accounting and administrative fees payable	51
Increase (decrease) in other accrued expenses and liabilities	65

Net cash used in operating activities	(389,796)

Cash flow from financing activities(2)
Issuance of common shares	431,858
Reinvestment of shareholder distributions	41,951
Shareholder distributions	(72,420)
Reimbursement of sponsor(3)	(3,994)
Repurchases of common shares	(4,992)

Net cash provided by financing activities	392,403

Total increase in cash	2,607
Cash at beginning of period	2,483

Cash at end of period	$5,090

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Company by its sponsor and affiliates.

(2)	Does not reflect non-cash activity of $3,634 relating to offering costs and the corresponding capital contributions of sponsor of $3,634.

(3)	See Note 4 for a discussion of reimbursements paid by the Company to its sponsor and affiliates.

See notes to financial statements.

5

FS Global Credit Opportunities Fund—A

Financial Highlights

(in thousands, except share and per share amounts)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Period from January 28, 2013 (Inception) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$8.91	$10.02	$10.00
Results of operations
Net investment income (loss)(2)	0.87	0.87	0.04
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	(1.78)	(1.11)	0.02

Net increase (decrease) in net assets resulting from operations	(0.91)	(0.24)	0.06

Shareholder distributions(3)
Distributions from net investment income	(0.87)	(0.87)	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.87)	(0.87)	(0.05)

Capital share transactions(2)
Reimbursement of sponsor(4)	(0.05)	—	—
Offering costs	(0.04)	(0.10)	(0.44)
Capital contributions of sponsor(5)	0.04	0.10	0.45

Net increase in net assets resulting from capital share transactions	(0.05)	—	0.01

Net asset value, end of period	$7.08	$8.91	$10.02

Shares outstanding, end of period	109,659,116	54,670,071	4,223,025

Total return(6)(7)	(11.72)%	(2.94)%	0.65%

Ratio/Supplemental Data:
Net assets, end of period	$775,956	$486,908	$42,294

Ratio of net investment income (loss) to average net assets(8)(9)	10.52%	9.01%	8.17%

Ratio of total operating expenses to average net assets(8)	0.25%	0.33%	1.99%
Ratio of expense reimbursement from sponsor to average net assets(8)	(0.25)%	(0.33)%	(1.04)%

Ratio of net operating expenses to average net assets(8)	—%	—%	0.95%

Portfolio turnover of FS Global Credit Opportunities Fund(7)	124.78%	165.25%	—%

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.

See notes to financial statements.

6

FS Global Credit Opportunities Fund—A

Financial Highlights (continued)

(in thousands, except share and per share amounts)

(3)	The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)	See Note 4 for a discussion of reimbursements paid by the Company to its sponsor and affiliates.

(5)	See Note 4 for a discussion of reimbursements and other amounts paid to the Company by its sponsor and affiliates.

(6)	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Company at the Company’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of the Company’s common shares. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, FS Global Credit Opportunities Fund’s (the “Fund”) ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Company’s investment in the Fund during the applicable period and do not represent an actual return to shareholders.

(7)	The period from January 28, 2013 (Inception) to December 31, 2013 is not annualized.

(8)	Average daily net assets for the years ended December 31, 2015 and 2014 and the period from December 12, 2013 (Commencement of Investment Operations) to December 31, 2013 is used for this calculation. The period from January 28, 2013 (Inception) to December 31, 2013 is annualized.

(9)	Had the sponsor not reimbursed certain operating expenses and made additional support payments, the ratio of net investment income (loss) to average net assets would have been 10.27%, 8.68% and 7.13% for the years ended December 31, 2015 and 2014 and the period from January 28, 2013 (Inception) to December 31, 2013, respectively.

See notes to financial statements.

7

FS Global Credit Opportunities Fund—A

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund—A, or the Company, was organized as a Delaware statutory trust on January 28, 2013. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company invests substantially all of its net assets in FS Global Credit Opportunities Fund, or the Fund. The investment objectives and strategies of the Fund are identical to the Company’s. The Company’s financial statements should be read in conjunction with the attached consolidated financial statements of the Fund. As of December 31, 2015, the Company held approximately 84% of the outstanding common shares of the Fund.

The Company commenced investment operations on December 12, 2013, when the Company, together with FS Global Credit Opportunities Fund—D, or Fund—D, and, together with the Company, the Companies, another investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, whose principal investment strategy is identical to the Company’s and which also invests substantially all of its assets in the Fund, collectively raised net offering proceeds of $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Company, Fund—D, the Fund, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Company’s sponsor, Franklin Square Holdings, L.P., or Franklin Square Holdings.

The Company is a non-diversified, closed-end management investment company registered under the 1940 Act that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Company has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Investment in the Fund: The Company’s investment in the Fund is recorded at fair value and is based upon the Company’s percentage ownership of the common shares of the Fund. The performance of the Company is directly affected by the performance of the Fund.

Use of Estimates: The preparation of the Company’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with high credit quality financial institutions.

8

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investment: The Company invests substantially all of its net assets in the Fund. As such, the Company determines the net asset value, or NAV, of its common shares of beneficial interest, par value $0.001 per share, or its common shares, daily based on the NAV of its interest in the Fund (as provided by the Fund). The Company calculates NAV per common share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Company (the value of its interest in the Fund, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Company’s investment in the Fund is considered Level 3 as defined under fair value accounting standards. See Note 2 to the Fund’s consolidated financial statements attached hereto for detailed information on the Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition: Realized gains and losses from Fund transactions are calculated on the specific share identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund are recorded on the record date.

Organization Costs: Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. For the year ended December 31, 2015, the Company incurred no organization costs.

Offering Costs: The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the continuous public offering of its common shares. The Company has charged offering costs against capital in excess of par value on its statement of assets and liabilities. During the year ended December 31, 2015, the Company incurred offering costs of $3,634, which were paid on behalf of the Company by Franklin Square Holdings and recorded as a contribution to capital (see Note 4).

Income Taxes: The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Because the Company invests substantially all of its net assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. To qualify and maintain qualification as a RIC, the Company and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Company will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Company also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of its net ordinary income, 98.2% of net capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax

9

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the year ended December 31, 2015, the Company did not incur any interest or penalties.

The Company has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s shareholders are recorded as of the record date. Subject to the discretion of the Company’s board of trustees, or the Board, and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Company operating expenses. At least annually, the Company intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Company’s common shares during the years ended December 31, 2015 and 2014:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	50,421,744	$463,481	49,334,914	$525,631
Reinvestment of Distributions	5,168,281	41,951	1,116,287	10,712

Total Gross Proceeds	55,590,025	505,432	50,451,201	536,343
Commissions and Dealer Manager Fees	—	(36,201)	—	(40,642)

Net Proceeds to Company	55,590,025	469,231	50,451,201	495,701
Share Repurchase Program	(600,980)	(4,992)	(4,155)	(41)

Net Proceeds from Share Transactions	54,989,045	$464,239	50,447,046	$495,660

Status of Continuous Public Offering

Since commencing its continuous public offering and through February 16, 2016, the Company sold 110,886,426 common shares for gross proceeds of $1,077,507. As of February 16, 2016, the Company raised total gross proceeds of $1,119,473, including $100 of seed capital contributed by the principals of FS Global Advisor in March 2013 and $41,866 in proceeds raised from the principals of FS Global Advisor, other individuals and entities affiliated with FS Global Advisor, certain members of the Board and certain individuals and entities affiliated with GSO, in a private placement completed in December 2013 (see Note 4).

10

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

During the years ended December 31, 2015 and 2014, the Company sold 55,590,025 and 50,451,201 common shares for gross proceeds of $505,432 and $536,343, respectively, at an average price per share of $9.09 and $10.63, respectively. The gross proceeds received during the years ended December 31, 2015 and 2014 included reinvested shareholder distributions of $41,951 and $10,712, respectively, for which the Company issued 5,168,281 and 1,116,287 common shares, respectively. During the period from January 1, 2016 to February 16, 2016, the Company sold 4,818,728 common shares for gross proceeds of $35,463 at an average price per share of $7.36. The gross proceeds received during the period from January 1, 2016 to February 16, 2016 include reinvested shareholder distributions of $4,253, for which the Company issued 623,809 common shares.

The proceeds from the issuance of common shares as presented on the Company’s statements of changes in net assets and statement of cash flows are presented net of selling commissions and dealer manager fees of $36,201 and $40,642 for the years ended December 31, 2015 and 2014, respectively.

Share Repurchase Program

To provide shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of common shares. In months in which the Company repurchases common shares, the Company will conduct repurchases on the same date that the Company holds its first weekly closing for the sale of common shares in its continuous public offering. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Company’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

•	the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Company’s and the Fund’s working capital requirements;

•	the Company’s history in repurchasing common shares or portions thereof; and

•	the condition of the securities markets.

The Company currently intends to limit the number of common shares to be repurchased on each date of repurchase to the number of common shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the issuance of common shares under the Company’s distribution reinvestment plan, less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during the calendar year, and (2) the aggregate proceeds it has received from the sale of common shares at the previous two weekly closings that occurred immediately prior to the date of repurchase. In addition, the Company will

11

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

limit the number of common shares to be repurchased in any calendar year to 20% of the weighted average number of common shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.

The following table provides information concerning the Company’s repurchases of common shares pursuant to its share repurchase program during the years ended December 31, 2015 and 2014:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2014
March 31, 2014(1)	April 2, 2014	—	—	$10.162	—
June 30, 2014(1)	July 2, 2014	—	—	$10.279	—
September 30, 2014	October 1, 2014	4,155	100%	$9.816	$41
Fiscal 2015
December 31, 2014	January 7, 2015	200,663	100%	$8.886	$1,783
March 31, 2015	April 1, 2015	37,381	100%	$8.882	$332
June 30, 2015	July 1, 2015	95,597	100%	$8.699	$832
September 30, 2015	October 7, 2015	267,339	100%	$7.651	$2,045

(1)	No common shares were tendered for repurchase in connection with the quarterly tender offer.

On January 6, 2016, the Company repurchased approximately 344,038 common shares (representing 100% of the common shares tendered for repurchase) at $7.061 per common share for aggregate consideration totaling $2,429.

Note 4. Related Party Transactions

Compensation of FS Global Advisor and its Affiliates

The Company does not incur a separate management fee or incentive fee, but the Company is indirectly subject to the Fund’s management fee and incentive fee incurred pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee. The management fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. See Note 4 to the Fund’s consolidated financial statements attached hereto for a detailed description of the management fee and incentive fee payable by the Fund to FS Global Advisor.

Under the administration agreement, dated as of July 15, 2013, by and between the Company and FS Global Advisor, or the administration agreement, the Company reimburses FS Global Advisor for its actual costs

12

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

incurred in providing administrative services to the Company, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Company’s corporate operations and required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Company in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s shareholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. FS Global Advisor is required to allocate the cost of these services to the Company based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Company will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

Under the administration agreement, the Company, either directly or through reimbursement to FS Global Advisor or its affiliates, is responsible for its organization and offering costs in an amount up to 1.5% of aggregate proceeds raised in the Company’s continuous public offering, after payment of selling commissions and dealer manager fees. Organization and offering costs primarily include legal, accounting, printing and other expenses relating to the Company’s continuous public offering, including costs associated with technology integration between the Company’s systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FS Global Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Company’s common shares, which includes the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Company.

Franklin Square Holdings funded certain of the Company’s organization and offering costs. The Company has reimbursed FS Global Advisor for certain offering costs incurred by FS Global Advisor on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FS Global Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s common shares. Organization and offering costs funded directly by Franklin Square Holdings were recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the Company’s financial statements and the organization costs were charged to expense as incurred by the Company (see Note 2). All other offering costs, including amounts reimbursed to FS Global Advisor for ongoing organization and offering costs and any reimbursements paid to Franklin Square Holdings for organization and offering costs previously funded, are recorded as a reduction of capital.

13

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

During the year ended December 31, 2015, Franklin Square Holdings funded offering costs in the amount of $3,634. Since January 28, 2013 (Inception) through December 31, 2015, Franklin Square Holdings has funded $7,614 in offering and organization costs. During the period from December 12, 2013 (Commencement of Investment Operations) through December 31, 2015, the Company paid total reimbursements of $3,994 to FS Global Advisor and its affiliates for organization and offering costs previously funded. As of December 31, 2015, $3,620 remains reimbursable to FS Global Advisor and its affiliates under this arrangement.

The dealer manager for the Company’s continuous public offering is FS2 Capital Partners, LLC, or FS2, which is an affiliate of Franklin Square Holdings. Under the dealer manager agreement, dated as of July 15, 2013, by and between the Company and FS2, or the dealer manager agreement, FS2 is entitled to receive selling commissions and dealer manager fees in connection with the sale of common shares in the Company’s continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

The following table describes the fees and expenses accrued under the administration agreement and the dealer manager agreement during the year ended December 31, 2015:

Related Party	Source Agreement	Description	Year Ended December 31, 2015
FS Global Advisor	Administration Agreement	Administrative Services Expenses(1)	$300
FS Global Advisor	Administration Agreement	Offering Costs(2)	$3,994
FS2	Dealer Manager Agreement	Dealer Manager Fee(3)	$4,628

(1)	During the year ended December 31, 2015, $300 in administrative services expenses were accrued and have been or may in the future be applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (as defined below) (see “—Expense Reimbursement Agreements”).

(2)	Represents amounts reimbursed to FS Global Advisor and its affiliates for offering costs incurred on the Company’s behalf, including marketing expenses, salaries and other direct expenses of FS Global Advisor’s personnel and employees of its affiliates while engaged in registering and marketing the Company’s common shares.

(3)	Represents aggregate dealer manager fees retained by FS2.

Capital Contribution by FS Global Advisor and GSO

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed an aggregate of approximately $50 to purchase 5,000 common shares of the Company at a price of $10.00 per share, which represents the initial public offering price of $10.87 per share, net of selling commissions and dealer manager fees. The principals will not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

In December 2013, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through entities affiliated with each of them, 250,000 and 245,000 additional common shares, respectively, at a price of $10.00 per share. The principals will not tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser. In connection with the same private placement, certain members of the Board and other individuals and entities affiliated with FS Global Advisor agreed to purchase

14

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

3,154,053 common shares, and individuals and entities affiliated with GSO agreed to purchase 1,032,500 common shares, in each case at a price of $10.00 per share. In connection with the private placement, the Company issued an aggregate of 4,186,553 common shares for aggregate proceeds of $41,866 upon satisfaction of the minimum offering requirement on December 12, 2013. As of February 16, 2016, the Company sold an aggregate of 5,226,950 common shares for aggregate gross proceeds of $51,318 to members of the Board and individuals and entities affiliated with FS Global Advisor and GSO, including common shares sold to Messrs. Forman and Adelman in March 2013 and common shares sold in the private placement completed in December 2013.

Potential Conflicts of Interest

FS Global Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of the Company and the Fund, including, but not limited to: the allocation of FS Global Advisor’s and GSO’s time and resources between the Company and the Fund and other investment activities; compensation payable by the Fund to FS Global Advisor and its affiliates; competition with certain affiliates of FS Global Advisor or GSO for investment opportunities; the due diligence review of the Company and the Fund by FS2, which is an affiliate of FS Global Advisor; investments at different levels of an entity’s capital structure by the Fund and other clients of FS Global Advisor and GSO, subject to the limitations of the 1940 Act; differing recommendations given by FS Global Advisor or GSO to the Fund versus other clients; restrictions on FS Global Advisor’s and GSO’s existing business relationships or use of material, non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment advisory relationships by FS Global Advisor, GSO or their affiliates; and limitations on purchasing or selling securities to other clients of FS Global Advisor, GSO or their respective affiliates and on entering into “joint” transactions with certain of the Company’s and the Fund’s affiliates.

Expense Reimbursement Agreements

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Company and Franklin Square Holdings, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses to ensure that the Company bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Company will be paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund.

The Fund has entered into a separate expense support and conditional reimbursement agreement with Franklin Square Holdings to ensure that no portion of any ordinary cash distributions made by the Fund to the Company are paid from offering proceeds or borrowings of the Fund. However, because certain investments the Fund may make may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Company’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of the Fund’s or the Company’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

15

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company quarterly to the extent that (x) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter exceeds (y) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Company’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of distributions per common share declared by the Company at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Company at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses, excluding organization and offering expenses and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, is determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings has agreed to forgo reimbursement of all expense reimbursement and additional support payments made by it to the Company through December 31, 2015. As such, as of December 31, 2015, there are no amounts subject to reimbursement by the Company to Franklin Square Holdings under the expense reimbursement agreement.

16

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Franklin Square Holdings is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s expenses in future years.

FS Benefit Trust

On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. In connection with the Company’s weekly closing on June 24, 2015, FS Benefit Trust purchased approximately $31 of the Company’s common shares at a purchase price of approximately $8.76 per share, which represents the Company’s public offering price as of such date, net of selling commissions and dealer manager fees. The Fund issued 3,565 common shares to the Company in respect of the Company’s common shares purchased by FS Benefit Trust.

Note 5. Distributions

The following table reflects the cash distributions per common share that the Company declared on its common shares during the years ended December 31, 2015 and 2014:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2014	$0.8695	$17,810
2015	$0.8719	$72,810

On December 14, 2015, the Board declared regular weekly cash distributions for January 2016 through March 2016. The regular weekly cash distributions, each in the amount of $0.016722 per common share, have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

The Company has adopted an “opt in” distribution reinvestment plan for its shareholders. As a result, if the Company makes a cash distribution, its shareholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares.

The Company’s distributions to shareholders may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

The Company expects that for a period of time following commencement of its continuous public offering, which time period may be significant, substantial portions of the Company’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Franklin Square Holdings and its affiliates, including through the waiver of certain fees and expenses by FS Global Advisor, that may be subject to

17

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of fees and expenses are not based on the Fund’s investment performance and the Company’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or Franklin Square Holdings continues to make such payments or waivers of such fees and expenses. The Company’s future repayments of amounts reimbursed or waived by Franklin Square Holdings and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Company or the Fund will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive fees and expenses or otherwise reimburse expenses in future periods. For the year ended December 31, 2015, if Franklin Square Holdings had not reimbursed certain of the Company’s expenses and provided additional support payments, 3% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings. For the year ended December 31, 2014, if Franklin Square Holdings had not reimbursed certain of the Company’s expenses and provided additional support payments, 4% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings. See Note 4 to the attached consolidated financial statements of the Fund for information about the reimbursement of Fund expenses and additional support payments provided by Franklin Square Holdings to the Fund.

The following table reflects the sources of the cash distributions on a tax basis that the Company declared on its common shares during the years ended December 31, 2015 and 2014:

	Year Ended December 31,
	2015		2014
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement and additional support payment from sponsor)	70,905	97%	17,152	96%
Capital gains proceeds from the sale of assets	—	—	—	—
Expense reimbursement and additional support payment from sponsor	1,905	3%	658	4%

Total	$72,810	100%	$17,810	100%

The Company’s net investment income on a tax basis for the year ended December 31, 2015 was $72,810. As of December 31, 2015, the Company had distributed all of its net investment income on a tax basis. For the year ended December 31, 2015, the Company’s tax basis net investment income equaled its GAAP-basis net investment income (including additional support payment from sponsor).

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

18

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

December 31, 2015
Distributable ordinary income	$—
Net unrealized appreciation (depreciation) on investment(1)	(222,180)

$(222,180)

(1)	As of December 31, 2015, gross unrealized depreciation on the Company’s investment in the Fund was $222,180.

The aggregate cost of the Company’s investment for U.S. federal income tax purposes totaled $997,959 and $537,544 as of December 31, 2015 and 2014, respectively. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(222,180) and $(50,983) as of December 31, 2015 and December 31, 2014, respectively.

Note 6. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Company’s commitments to Franklin Square Holdings and its affiliates.

19

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund—A, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Company’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Michael C. Forman(1)	54	January 2013	Chairman, President and Chief Executive Officer	President and Chief Executive Officer of FS Investment Corporation IV (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), the Fund (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FSIC IV Advisor, LLC (since 2015), FS Investment Corporation (since 2007) and Franklin Square Holdings (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)	3	FS Investment Corporation IV (since 2015); FS Energy and Power Fund II (since 2014); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

David J. Adelman(2)	43	January 2013	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Investment Corporation IV (since 2015); FS Energy and Power Fund II (since 2014); FS Investment Corporation III (since 2013); Actua Corporation

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Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

						(since 2011); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Thomas J. Gravina(3)	54	June 2013	Trustee	Chairman and Chief Executive Officer of EvolveIP Holdings, LLC (since 2007); and Executive Chairman of GPX Enterprises, L.P. (since 2006)	3	FS Investment Corporation IV (since 2015); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2009)

Independent Trustees

Walter W. Buckley, III	55	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	3	Actua Corporation (since 1996)

David L. Cohen	60	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	3	NBCUniversal Media, LLC (since 2013)

Barbara J. Fouss	46	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	3	FS Investment Corporation IV (since 2015)

Philip E. Hughes, Jr.	66	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	3	FS Investment Corporation (since 2015)

Oliver C. Mitchell, Jr.	61	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior	3	National Commercial Bank Jamaica Limited (since 2015)

21

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

				Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)

Charles P. Pizzi	65	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	3	Pennsylvania Real Estate Investment Trust (since 2013); PHH Corporation (since 2012); FS Energy and Power Fund (since 2012); and Brandywine Realty Trust (since 1996)

(1)	Mr. Forman is deemed to be an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(2)	Mr. Adelman is deemed to be an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(3)	Mr. Gravina is deemed to be an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, due to Mr. Gravina’s joint ownership with Mr. Forman of an entity engaged in the management of certain real estate assets.

22

Executive Officers

Information regarding the executive officers of the Company is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund—A, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years

Michael C. Forman	54	Chairman, President and Chief Executive Officer	Since 2013

President and Chief Executive Officer of FS Investment Corporation IV (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), the Fund (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FSIC IV Advisor, LLC (since 2015), FS Investment Corporation (since 2007) and Franklin Square Holdings (since 2007); President of FS Investment Corporation

(2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)

James F. Volk	53	Chief Compliance Officer	Since 2015	Chief Compliance Officer of FS Investment Corporation (since 2015), FS Energy and Power Fund (since 2015), FS Investment Corporation II (since 2015), the Fund (since 2015), Fund—D (since 2015), FS Investment Corporation III (since 2015) and FS Investment Corporation IV (since 2015); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)

William Goebel	41	Chief Financial Officer	Since 2013

Chief Financial Officer of the Fund (since 2013), Fund—D (since 2013), FS Investment Corporation II (2011 – 2014), FS Energy and Power Fund (2011 – 2012) and FS Investment Corporation (since 2011); and Senior Manager at Ernst & Young LLP

(2003 – 2011)

Gerald F. Stahlecker	50	Executive Vice President	Since 2013

President of FS Investment Corporation (since 2013); Executive Vice President of FS Investment Corporation IV (since 2015), FSIC IV Advisor, LLC (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), the Fund (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010), FS Investment Corporation

(2010 – 2013), FB Income Advisor, LLC (since 2010) and Franklin Square Holdings (since 2010); and Managing Director and Chief Operating Officer of Radcliffe Capital Management, L.P. (2002 – 2009)

Zachary Klehr	37	Executive Vice President	Since 2013	Executive Vice President of FS Investment Corporation IV (since 2015), FSIC IV Advisor, LLC (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), the Fund (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2013), FS

23

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years

				Energy and Power Fund (since 2013), FS Investment Corporation (since 2013), FSIC II Advisor, LLC (since 2012), FS Investment Advisor, LLC (since 2012), FB Income Advisor, LLC (since 2012) and Franklin Square Holdings (since 2012); Senior Vice President of FSIC II Advisor, LLC (2011 – 2012), FS Investment Advisor, LLC (2011 – 2012), FB Income Advisor, LLC (2011 – 2012) and Franklin Square Holdings (2011 – 2012); and Vice President of Versa Capital Management (2007 – 2011)

Stephen S. Sypherd	38	Vice President, Treasurer and Secretary	Since 2013	Managing Director and General Counsel of FSIC IV Advisor, LLC (since 2015), FSIC III Advisor, LLC (since 2014), FS Global Advisor (since 2014), FSIC II Advisor, LLC (since 2014), FS Investment Advisor, LLC (since 2014), FB Income Advisor, LLC (since 2014) and Franklin Square Holdings (since 2014); Vice President, Treasurer and Secretary of FS Investment Corporation IV (since 2015), FS Investment Corporation III (since 2013), the Fund (since 2013), Fund—D (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013) and FS Investment Corporation (since 2013); Senior Vice President of FSIC II Advisor, LLC (2011 – 2014), FS Investment Advisor, LLC (2011 – 2014), FB Income Advisor, LLC (2011 – 2014) and Franklin Square Holdings (2011 – 2014); Vice President of FS Investment Advisor, LLC (2010 – 2011), FB Income Advisor, LLC (2010 – 2011) and Franklin Square Holdings (2010 – 2011); and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)

Statement of Additional Information

The Company’s statement of additional information, dated as of April 30, 2015, as amended and supplemented to date, contains additional information regarding the Company’s trustees and executive officers and is available upon request and without charge by calling the Company collect at 215-495-1150 or by accessing the Company’s “SEC Filings” page on Franklin Square Holdings’ website at www.franklinsquare.com.

Form N-Q Filings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

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Proxy Voting Policies and Procedures

The Company invests substantially all of its assets in the Fund. All investments in portfolio companies are made at the Fund level. The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Fund Board Considerations in Renewing the Fund’s Amended and Restated Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting of the Fund’s board of trustees (the “Fund Board”) held on November 13, 2015, the Fund Board, including a majority of those trustees of the Fund who are not “interested persons” of the Fund, FS Global Advisor or GSO, within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the renewal for an additional year of the amended and restated investment advisory agreement, dated as of October 9, 2013 (the “Advisory Agreement”), by and between the Fund and FS Global Advisor, and the investment sub-advisory agreement for the Fund, dated as of August 12, 2013 (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”), by and between FS Global Advisor and GSO. In approving the renewal of the Advisory Agreements, the Fund Board concluded that the renewal of the Advisory Agreements on the terms presented at the meeting was in the best interests of the Fund, the Companies and their respective shareholders. In connection with its consideration of the renewal of the Advisory Agreements, the Fund Board received information regarding the nature and quality of services provided by FS Global Advisor and GSO; information relating to the performance of the Fund compared to relevant indices and peer funds; and information regarding the fees and expenses of the Fund and the Companies compared to those of other registered investment companies with investment objectives and strategies similar to the Fund. The Fund Board also took into account the “master-feeder” structure and the fact that FS Global Advisor and GSO serve as investment adviser and sub-adviser, respectively, to the Fund and not the Companies. In connection with its consideration of the renewal of the Advisory Agreements, the Fund Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. Rather, the Fund Board based its determination on the totality of the circumstances.

In making its determination to approve the renewal of the Advisory Agreements, the Fund Board considered, among other things:

•	the nature, quality and extent of the services provided by FS Global Advisor and GSO under the Advisory Agreements, including information regarding:

•

FS Global Advisor’s role in, among other things, setting investment guidelines for the Fund’s portfolio; determining the composition and allocation of the Fund’s portfolio; identifying, evaluating, negotiating and structuring the Fund’s investments; and monitoring and servicing the Fund’s investments;

•

GSO’s role, working together with FS Global Advisor, in, among other things, identifying and conducting due diligence on prospective investment opportunities for the Fund; making investment recommendations for the Fund; implementing the directives of FS Global Advisor; and providing ongoing monitoring of the Fund’s investments;

25

•

the actions taken by FS Global Advisor in overseeing and supervising GSO, including the robust level of communication and collaboration between FS Global Advisor and GSO during the process of considering potential investment opportunities;

•

the administrative services FS Global Advisor provides to the Companies and the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services; and

•	the background, qualifications, expertise and capabilities of the personnel of FS Global Advisor and GSO providing services to the Companies and the Fund;

•	the investment performance of the Fund, FS Global Advisor and GSO, including information regarding:

•

the performance of the Fund as compared to a group of indices representing asset classes and/or employing investment strategies relatively comparable to investments made by and strategies employed by the Fund; and

•

the performance of the Fund as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria and drivers of this performance;

•	comparative information on fees and expenses borne by other comparable investment companies, including information regarding:

•	the management fee rate, incentive fee rate (including the hurdle rate applicable thereto) and expense ratios of the Fund as compared to the comparable group of investment companies;

•

the competitiveness of the effective management fee rate paid by the Fund to FS Global Advisor after taking into account expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Fund; and

•	FS Global Advisor’s agreement to waive its right to recoup expense reimbursement and additional support payments made to the Fund and the Companies through December 31, 2015;

•

the costs to FS Global Advisor of providing services to the Companies and the Fund, including information regarding the operating expenses incurred by FS Global Advisor in providing services to the Companies and the Fund;

•

the historical profitability and anticipated future profitability of the relationship between the Companies and the Fund and each of FS Global Advisor and GSO, including information regarding FS Global Advisor’s payment of organization and offering costs on behalf of the Companies and the Fund, as well as the continued financial strength and viability of each organization;

•

the extent to which economies of scale might be realized as the Companies and the Fund grow, the fact that such economies are less likely to be significant given the Fund’s and the Companies’ structure and related focus on event-driven, special situations and market price inefficiency investments, and whether fee levels reflect any such economies of scale for the benefit of investors;

•

any existing and potential benefits to FS Global Advisor, GSO, the Companies and the Fund resulting from the relationship between FS Global Advisor, GSO, the Companies and the Fund, including information regarding:

•	the administrative and other non-advisory services provided at cost by FS Global Advisor and GSO to the Companies and the Fund; and

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•

the administrative expenses paid by the Fund as compared to the administrative expenses paid by comparable investment companies, along with information regarding the organization and offering costs paid by FS Global Advisor on behalf of the Fund; and

•

indirect benefits to the Companies, the Fund and their respective shareholders as a result of the Companies’ and the Fund’s relationship with FS Global Advisor and GSO, including the robust distribution channel available to the Companies as a result of their relationship with FS Global Advisor’s affiliate, FS2 Capital Partners, LLC, which serves as the dealer manager for the Companies’ continuous public offerings, the scale and credit expertise of GSO, which provides the Fund with access to an established platform for evaluating investments and managing risk, access to the broader platform of Franklin Square Holdings and the expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Companies and the Fund.

After consideration of the foregoing and other factors, the Fund Board, including a majority of the Independent Trustees, determined that the Advisory Agreements, including the fees payable to FS Global Advisor and GSO thereunder, are fair and reasonable in relation to the services to provided thereunder and that the renewal of the Advisory Agreements was in the best interest of the Fund, the Companies and their respective shareholders. Therefore, the Fund Board approved the renewal of the Advisory Agreements for an additional year, subject to earlier termination in accordance with their terms.

Distribution Reinvestment Plan

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which the Company’s shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the Company. Participants in the Company’s distribution reinvestment plan are free to elect to participate or terminate participation in the distribution reinvestment plan within a reasonable time as specified in the distribution reinvestment plan. If a shareholder does not elect to participate in the Company’s distribution reinvestment plan, the shareholder will automatically receive any distributions the Company declares in cash. For example, if the Board authorizes, and the Company declares, a cash distribution, then if a shareholder has “opted in” to the Company’s distribution reinvestment plan, the shareholder will have the cash distribution reinvested in additional common shares of the Company, rather than receiving the cash distribution. The Company expects to issue common shares pursuant to the distribution reinvestment plan on the date of the weekly closing occurring on or immediately following each distribution payment date at a price equal to the NAV per common share that is used to determine the public offering price of the Company’s common shares on the date of such weekly closing. Common shares issued pursuant to the distribution reinvestment plan will have the same voting rights as common shares offered in the Company’s continuous public offering.

If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Company’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the distribution reinvestment plan and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company uses newly issued common shares under the distribution reinvestment plan. The number of common shares the Company issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the Company’s NAV per common share on the date of the weekly closing on or immediately following the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the

27

distribution reinvestment plan. The Company pays the plan administrator’s fees under the distribution reinvestment plan. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same U.S. federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Company reserves the right to amend, suspend or terminate the distribution reinvestment plan. A shareholder may terminate their account under the distribution reinvestment plan by calling the plan administrator at 877-628-8575. All correspondence concerning the distribution reinvestment plan should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund—A, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the distribution reinvestment plan by request to the plan administrator or by contacting the Company.

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FS GLOBAL CREDIT OPPORTUNITIES FUND

201 Rouse Boulevard
Philadelphia, PA 19112
215-495-1150

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus, which can be obtained free of charge by contacting FS[2] Capital Partners, LLC at 201 Rouse Boulevard, Philadelphia, PA 19112 or toll-free at 877-372-9880. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. None of the U.S. Securities and Exchange Commission, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This annual report may be distributed only when preceded or accompanied by a prospectus.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

AR-GCO-A15
RRD 2/15

FS GLOBAL CREDIT OPPORTUNITIES FUND

An alternative approach to global credit investing from Franklin Square Capital Partners

2015

ANNUAL REPORT

FS GLOBAL CREDIT OPPORTUNITIES FUND

ONGOING CREDIT MARKET VOLATILITY CREATES A STRONG VALUE-DRIVEN INVESTMENT ENVIRONMENT.

Fellow Shareholder,

It was a difficult year for most benchmarks, with major bond and loan indices posting meaningful declines. Commodity price volatility, poor market liquidity, global growth concerns and the U.S. Federal Reserve’s first rate hike since 2006 were counted among the many issues facing financial markets in 2015. While these issues impacted the performance of FS Global Credit Opportunities Fund (the “Fund”), we believe the ongoing credit market volatility creates a strong value-driven investment environment for the Fund.

Looking forward, broad economic trends remain generally supportive of corporate credit. U.S. GDP growth remains modest but steady and the U.S. labor market continues to improve. Despite these positive economic trends, credit returns in 2015 were impacted by reduced risk appetite as commodity price declines and volatile trading conditions spilled into almost every asset class.

Fund flows reflected this market pessimism, as investors made net withdrawals of approximately $13.4 billion and $20.3 billion, respectively, from high yield bond mutual funds and bank loan mutual funds in 2015.1 The pace of outflows contributed to high yield bonds posting an annual decline of 4.64%, only the third annual loss of the last twenty years.2 For context, the last annual decline occurred in 2008. Notably, high yield bonds then went on to return 57.5% and 15.2% in 2009 and 2010, respectively.2 The performance of senior secured loans was also the worst since 2008, and only the second time they have posted a negative annual return. After declining 1.96% in the fourth quarter, senior secured loans posted an annual return of -0.38% for 2015.3 Like high yield bonds, senior secured loans rebounded significantly in 2009 and 2010, returning 44.87% and 9.97%, respectively.3

Value-oriented areas of the high yield bond and loan markets were harder hit in 2015, posting their sixth consecutive quarter of negative returns and second straight annual loss.4 This is the longest stretch of quarterly declines since 1999-2000 for value-oriented high yield bonds and the longest on record for value-oriented loans. Furthermore, it is the first time such a decline has not coincided with a U.S. economic downturn. Value-oriented high yield bonds and value-oriented loans returned -15.2% and -10.8%, respectively, in the fourth quarter and -38.0% and -25.9%, respectively, in 2015.4 We continue to believe this nearly unprecedented stretch of negative index performance highlights the growing opportunity for value-based investors in the credit markets.

A REVIEW OF 2015

Given the Fund’s focus on investing in value-based credit strategies, such as event-driven opportunities, special situations and market price inefficiencies, we expect that over the long term the Fund generally should provide total returns that are largely uncorrelated to events in the broader economy. FS Global Credit Opportunities Fund—A (“Fund—A”) and FS Global Credit Opportunities Fund—D (“Fund—D” and, together with Fund—A, the “Companies”) each generated a total return of approximately -5.4% in the fourth quarter.5 For the full year ended

FUND—A’S AND FUND—D’S ANNUALIZED DISTRIBUTION RATES TO NEW SHAREHOLDERS WERE APPROXIMATELY 11.34% AND 12.08%, RESPECTIVELY.[7]

December 31, 2015, each of the Companies posted a total return of approximately -11.7%.5 While negative, these returns showed lower volatility and outperformed both the value-oriented high yield bond and loan indices for the same periods.

The Companies each paid distributions of approximately $0.22 per common share during the fourth quarter and approximately $0.87 per common share during 2015.6 As of December 31, 2015, Fund—A’s and Fund—D’s annualized distribution rates to new shareholders were approximately 11.34% and 12.08%, respectively.7

The largest positive contributors to the Fund’s performance were two event-driven investments and a special situation investment. Event-driven investments seek to capitalize on market dislocations resulting from specific corporate events, such as mergers, corporate reorganizations or debt maturities that are expected to impact the value of a company’s securities. Special situations represent investments in companies we believe offer compelling value as a result of financial stress.

Regarding the first event-driven investment, the Fund purchased subordinated debt and equity securities in gaming company Pinnacle Entertainment, Inc. in August 2014 based on the view that the company could increase its enterprise value by restructuring its real estate portfolio. Subsequently, the company entered into an agreement to sell substantially all of its real estate assets to a competing gaming company — in line with the Fund’s initial investment thesis. Upon the announcement of the proposed merger and reorganization, the value of the company’s debt and equity securities owned by the Fund traded higher. In regards to the second event-driven investment, the Fund took the view that certain securities of Abengoa, a Spanish engineering and construction company, were overvalued given liquidity constraints and macroeconomic headwinds. The Fund entered into an investment that would appreciate in value as the market value of the company’s securities declined. The Fund’s investment subsequently appreciated in value as the market came to agree with the Fund’s original investment thesis.

The special situation investment that positively contributed to the Fund’s performance was a senior secured investment in Weight Watchers International, Inc. that traded at a substantial discount in the secondary market. The Fund took the view that the company had significant brand value that was not fully reflected in the loan’s price. Subsequently, Oprah Winfrey took a meaningful equity stake and joined the board of the company. Although this specific event was not anticipated, her purchase of securities ultimately validated the Fund’s investment thesis and boosted the value of the company’s securities.

Key negative contributors to the Fund’s performance included an event-driven investment in iHeartCommunications, Inc., a special situation investment in Avaya Inc. and certain investments in energy and coal companies that remained under pressure throughout the year due to ongoing commodity price volatility. The Fund generally believes the prices of these investments currently reflect a higher risk premium than fundamental analysis of the underlying companies warrants.

WE BELIEVE FACTORS OUTSIDE OF FUNDAMENTAL PERFORMANCE LIKELY CONTRIBUTED TO THE STEEP DECLINE SEEN IN VALUE-ORIENTED AREAS OF THE MARKET.

A LONG-TERM OUTLOOK

While performance of the value-oriented areas of the market, and credit generally, declined in both the fourth quarter and full-year 2015, we remain confident that the Fund’s long-term, unlisted closed-end fund structure will allow it to manage through market uncertainty and capitalize on investment opportunities. We believe factors outside of fundamental performance likely contributed to the steep decline seen in value-oriented areas of the market, including forced selling by mutual funds. As a number of open-end high yield credit funds demonstrated in December, one of the greatest risks to generating long-term outperformance is the need to manage to liquidity during periods of market stress.

Although market volatility may lead to short-term, mark-to-market declines, it can also lead to market opportunities for those with the ability to invest. As of December 31, 2015, the Fund had significant liquidity in the form of both cash and borrowing capacity. We believe this positions the Fund well to capitalize on investments that may trade below their fundamental value and to provide liquidity to strong companies in need of capital to sustain and grow their businesses.

In anticipation of continued volatility, the Fund has maintained a majority allocation to senior secured debt to help protect against downside risks and preserve capital over the long term. Abroad, the advent of the European Central Bank’s quantitative easing program has led to increasingly tight market conditions for European credit investments. As a result, the Fund has maintained a large allocation to U.S.-based investments.

For the Fund, we have always believed that market volatility can create attractive value-driven investment opportunities. Looking ahead, we believe that the long-term nature of the Fund’s strategy and the benefits of its unlisted, continuously offered closed-end fund structure positions the Fund to manage through market risks and buy assets at prices that may be below their intrinsic values.

We look forward to a rewarding 2016 as we continue to seek to generate a high level of current income and capital appreciation for our shareholders.

Thank you for your continued support and trust in us.

Sincerely,

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

FS Global Credit Opportunities Fund

THE FUND INVESTS PRIMARILY IN SECURED AND UNSECURED FLOATING AND FIXED RATE LOANS, BONDS AND OTHER CREDIT INSTRUMENTS.

1	Thomson Reuters Lipper
2	Bank of America Merrill Lynch US High Yield Master II Index. Past performance should not be relied upon as being indicative of future results.
3	Credit Suisse Leveraged Loan Index. Past performance should not be relied upon as being indicative of future results.
4	Value-oriented loans are represented by the Credit Suisse Distressed Loan Index, which is a subset of the Credit Suisse Leveraged Loan Index that contains only loan facilities that trade at a price of 90% or below. Value-oriented high yield bonds are represented by the Bank of America Merrill Lynch US High Yield Distressed Index, which is a subset of the Bank of America Merrill Lynch US High Yield Master II Index that includes all high yield bonds that trade with a spread over U.S. Treasuries greater than or equal to 10%.
5	The total return is historical and is calculated by determining the percentage change in net asset value for the quarter and year ended December 31, 2015, assuming the reinvestment of all distributions in additional shares of Fund—A or Fund—D, as applicable, at Fund—A’s or Fund—D’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date.
6	The payment of future distributions on the Companies’ common shares is subject to the discretion of the Companies’ boards of trustees and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
7	The annualized distribution rates shown are expressed as percentages equal to the projected annualized distribution amount per share (which is calculated by annualizing the regular weekly cash distribution per share as of December 31, 2015, without compounding), divided by the applicable Company’s public offering price per share as of December 31, 2015. The distributions described herein were funded in significant part by the reimbursement of certain expenses, including through the waiver of investment advisory fees payable by the Fund, and additional support payments that may be subject to repayment to the Companies’ and the Fund’s affiliate, Franklin Square Holdings, L.P. (“Franklin Square”), and the Companies’ and the Fund’s future distributions may be funded from such waivers, reimbursements and payments. Significant portions of these distributions were not based on the Fund’s investment performance and such waivers, reimbursements and payments by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the Companies’ expenses, including through the waiver of certain advisory fees, and make additional support payments, significant portions of these distributions would have come from offering proceeds or borrowings. The repayment of amounts owed to Franklin Square will reduce the future distributions to which investors would otherwise be entitled.
8	The portfolio information included herein represents selected information regarding the portfolio of the Fund as of December 31, 2015. The Companies are feeder funds that invest substantially all of the net proceeds from their continuous public offerings in common shares of the Fund. All portfolio investments are made by the Fund.

Officers

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

WILLIAM GOEBEL

Chief Financial Officer

GERALD F. STAHLECKER

Executive Vice President

ZACHARY KLEHR

Executive Vice President

STEPHEN S. SYPHERD

Vice President, Treasurer & Secretary

JAMES F. VOLK

Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

DAVID J. ADELMAN

Vice-Chairman

President & Chief Executive Officer,

Campus Apartments, Inc.

THOMAS J. GRAVINA

Trustee

Executive Chairman, GPX Enterprises, L.P.

WALTER W. BUCKLEY, III

Trustee

Chairman & Chief Executive Officer,

Actua Corporation

BARBARA J. FOUSS

Trustee

Former Director of Strategic Initiatives & Chief

Credit Policy Officer, Sun National Bank

DAVID L. COHEN

Trustee

Senior Executive Vice President,

Comcast Corporation

PHILIP E. HUGHES, JR.

Trustee

Vice-Chairman of Keystone Industries

OLIVER C. MITCHELL, JR.

Trustee

Attorney & Consultant

CHARLES P. PIZZI

Trustee

Retired President, Director & Chief Executive

Officer, Tasty Baking Company

FS Global Credit Opportunities Fund

i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of FS Global Credit Opportunities Fund

We have audited the accompanying consolidated statement of assets and liabilities of FS Global Credit Opportunities Fund (the Fund), including the consolidated schedule of investments, as of December 31, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 28, 2013 (Inception) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FS Global Credit Opportunities Fund at December 31, 2015, the consolidated results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 28, 2013 (Inception) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 29, 2016

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—46.4%
Acision Finance LLC		Software & Services	L+975	1.0%	12/15/18	$27,360	$26,515	$27,086
Aspect Software, Inc.		Software & Services	L+550, 30 PIK (30 Max PIK)	1.8%	5/7/16	14,547	14,524	13,468
Avant Credit III Trust	(g)	Diversified Financials	L+1000	1.0%	1/31/16	2,456	2,456	2,474
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	9/15/17	639	639	642
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	10/15/17	632	632	635
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	11/15/17	758	758	762
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	4/15/18	1,366	1,367	1,377
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	5/15/18	508	508	512
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	6/15/18	322	322	325
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	7/15/18	497	497	501
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	8/15/18	528	528	532
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	9/15/18	634	634	639
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	10/15/18	620	620	625
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	11/15/18	586	586	591
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	12/15/18	676	676	681
Avant Credit III Trust		Diversified Financials	L+1000	1.0%	1/15/19	722	722	728
Avaya Inc.	(e)(f)	Technology Hardware & Equipment	L+550	1.0%	3/31/18	3,040	2,953	2,313
Avaya Inc.	(e)	Technology Hardware & Equipment	L+525	1.0%	5/29/20	1,396	1,096	980
Bioplan USA, Inc.	(e)	Materials	L+475	1.0%	9/23/21	26,004	22,430	22,493
Blue Coat Holdings, Inc.	(g)	Technology Hardware & Equipment	L+350	1.0%	5/22/20	1,591	1,591	1,492
Caesars Entertainment Operating Co., Inc.	(e)(i)	Consumer Services	5.2%		3/1/17	4,256	4,080	3,569
Caesars Entertainment Operating Co., Inc.	(e)(i)	Consumer Services	6.0%		3/1/17	3,153	3,020	2,788
Caesars Entertainment Operating Co., Inc.	(f)(i)	Consumer Services	8.1%		3/1/17	9,165	8,768	7,302
Caesars Entertainment Operating Co., Inc.	(e)(i)	Consumer Services	8.8%		10/31/16	1,245	1,178	1,070
CEVA Group Plc	(g)	Transportation	L+500		3/19/19	25,000	24,388	21,625
CITGO Holding, Inc.	(e)	Energy	L+850	1.0%	5/12/18	6,767	6,717	6,739
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	2/20/16	18	18	18
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	3/27/16	102	102	102
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	4/27/16	290	290	290
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	5/22/16	280	280	279
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	6/26/16	754	754	753
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	7/24/16	996	996	995
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	8/21/16	973	973	972
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	9/25/16	1,477	1,477	1,476
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	10/23/16	1,250	1,250	1,249
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	11/20/16	1,789	1,789	1,787
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	12/24/16	2,598	2,598	2,595
CLP Issuer, LLC		Diversified Financials	L+1000	1.0%	5/2/17	680	680	680
CLP Issuer, LLC	(g)	Diversified Financials	L+1000	1.0%	5/2/17	8,795	8,795	8,786
Commercial Barge Line Company	(e)(f)	Transportation	L+875	1.0%	11/12/20	31,011	29,465	28,995
Compuware Corporation	(e)	Software & Services	L+525	1.0%	12/15/21	17,795	17,027	16,646
Concordia Healthcare Corp.	(e)	Pharmaceuticals, Biotechnology & Life Sciences	L+500	1.0%	10/21/21	£30,000	43,437	43,249

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Digital River, Inc.		Software & Services	L+650	1.0%	2/12/21	$2,316	$2,215	$2,293
Drillships Ocean Ventures Inc.	(e)	Transportation	L+450	1.0%	7/25/21	4,104	3,395	1,960
Emerging Markets Communications, LLC	(e)	Telecommunication Services	L+575	1.0%	7/1/21	9,950	9,202	9,378
EnergySolutions, LLC	(e)	Commercial & Professional Services	L+575	1.0%	5/29/20	4,933	4,855	4,390
Fairway Group Acquisition Co.		Food & Staples Retailing	L+400	1.0%	8/17/18	22,692	20,305	18,305
Getty Images, Inc.	(e)	Media	L+350	1.3%	10/18/19	3,910	3,317	2,483
iHeartCommunications, Inc.	(e)	Media	L+750		7/30/19	9,229	9,071	6,488
JSS Holdings, Inc.		Capital Goods	L+650	1.0%	8/31/21	19,750	18,435	18,664
Meldrew Participations B.V.	(h)	Food, Beverage & Tobacco	L+400, 300 PIK (300 Max PIK)	1.0%	10/31/19	£92	138	117
NextGen Finance, LLC		Telecommunication Services	L+400	1.0%	5/31/21	$4,925	4,885	4,236
Novitex Acquisition, LLC		Software & Services	L+625	1.3%	7/7/20	17,907	17,396	16,877
Origami Owl, LLC	(g)	Consumer Durables & Apparel	L+650, 50 PIK (50 Max PIK)	3.0%	12/5/19	1,812	1,812	1,522
Origami Owl, LLC		Consumer Durables & Apparel	L+650, 50 PIK (50 Max PIK)	3.0%	12/5/19	1,134	1,134	953
Origami Owl, LLC		Consumer Durables & Apparel	L+650, 50 PIK (50 Max PIK)	3.0%	12/5/19	21,265	21,265	17,969
Propulsion Acquisition, LLC		Commercial & Professional Services	L+600	1.0%	7/13/21	14,963	13,838	14,588
Reddy Ice Corp.	(e)	Food, Beverage & Tobacco	L+550	1.3%	5/1/19	2,445	2,227	2,017
Seadrill Operating LP		Energy	L+300	1.0%	2/21/21	17,046	12,759	7,128
Serena Software, Inc.	(e)	Software & Services	L+650	1.0%	4/14/20	14,422	14,488	13,773
Solocal Group S.A.	(h)	Media	E+400		3/15/18	€26,171	25,260	18,205
Stardust Finance Holdings, Inc.	(e)	Materials	L+550	1.0%	3/14/22	$3,137	3,067	3,051
Stonewall Gas Gathering LLC		Capital Goods	L+775	1.0%	1/28/22	3,113	2,977	3,106
SunGard Availability Services Capital, Inc.	(e)	Software & Services	L+500	1.0%	3/29/19	17,491	16,107	15,260
TIBCO Software Inc.	(e)	Software & Services	L+550	1.0%	12/4/20	1,945	1,863	1,772
Toys “R” Us-Delaware, Inc.(e)		Retailing	L+375	1.5%	5/25/18	10,423	8,788	7,609
Toys “R” Us-Delaware, Inc.(e)		Retailing	L+875	1.0%	4/24/20	28,648	26,025	20,806
TTM Technologies, Inc.		Technology Hardware & Equipment	L+500	1.0%	5/31/21	10,253	9,927	9,305
Varsity Brands Holding Co., Inc.	(e)	Media	L+400	1.0%	12/11/21	9,281	9,201	9,212
Victory Capital Operating, LLC		Diversified Financials	L+600	1.0%	10/29/21	3,315	3,292	3,215
Walter Energy, Inc.	(f)(i)(q)	Materials	L+625	1.0%	4/2/18	12,533	8,366	3,457

Total Senior Secured Loans—First Lien							513,746	468,960
Unfunded Loan Commitments							(39,042)	(39,042)

Net Senior Secured Loans—First Lien							474,704	429,918

Senior Secured Loans—Second Lien—12.6%
BBB Industries US Holdings, Inc.		Automobiles & Components	L+875	1.0%	11/3/22	10,000	9,549	9,500
BRG Sports, Inc.		Consumer Durables & Apparel	L+925	1.0%	4/15/22	6,125	6,078	5,635
Colouroz Investment 2 LLC	(e)	Materials	L+725	1.0%	9/5/22	3,429	3,406	3,291
Compuware Corporation		Software & Services	L+825	1.0%	12/15/22	20,476	18,089	18,531
DTZ U.S. Borrower, LLC	(e)	Real Estate	L+825	1.0%	11/4/22	6,261	6,226	6,198
EagleView Technology Corp.		Software & Services	L+825	1.0%	7/14/23	5,385	5,307	5,163
Inmar, Inc.		Software & Services	L+700	1.0%	1/27/22	11,783	11,705	11,135
Neff Rental LLC	(f)	Capital Goods	L+625	1.0%	6/9/21	35,307	33,770	29,305
Renaissance Learning, Inc.	(e)	Software & Services	L+700	1.0%	4/11/22	2,473	2,452	2,337

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Road Infrastructure Investment, LLC	(e)	Materials	L+675	1.0%	9/30/21	$1,241	$1,236	$1,154
Stadium Management Corp.		Consumer Services	L+825	1.0%	2/27/21	1,000	1,000	1,005
Stardust Finance Holdings, Inc.	(e)	Materials	L+950	1.0%	3/13/23	12,292	11,848	11,861
Templar Energy LLC		Energy	L+750	1.0%	11/25/20	13,000	12,575	1,576
TNS, Inc.	(e)	Software & Services	L+800	1.0%	8/14/20	9,189	9,146	9,000
Vantage Energy, LLC		Energy	L+750	1.0%	12/20/18	1,809	1,797	1,162

Total Senior Secured Loans—Second Lien							134,184	116,853

Senior Secured Bonds—21.8%
American Energy—Woodford, LLC	(i)(n)(o)(q)	Energy	12.0% PIK (12.0% Max PIK)		12/30/20	4,764	3,455	679
Aspect Software, Inc.	(n)(p)	Software & Services	10.6%		5/15/17	16,500	15,438	13,551
Avaya Inc.	(n)(o)(p)	Technology Hardware & Equipment	7.0%		4/1/19	15,501	13,129	11,560
Avaya Inc.	(n)(o)(p)	Technology Hardware & Equipment	10.5%		3/1/21	43,790	31,581	14,998
Caesars Entertainment Resort Properties, LLC	(n)	Consumer Services	8.0%		10/1/20	18,000	17,809	17,145
CEDC Finance Corporation International, Inc.	(p)	Food, Beverage & Tobacco	10.0%		4/30/18	26,431	24,973	23,391
CEVA Group Plc	(o)(p)	Transportation	7.0%		3/1/21	20,973	20,778	17,329
CEVA Group Plc	(o)(p)	Transportation	9.0%		9/1/21	20,139	19,607	15,897
CITGO Holding, Inc.	(o)(p)	Energy	10.8%		2/15/20	37,212	36,931	36,142
DFC Finance Corp.	(n)(o)(p)	Diversified Financials	10.5%		6/15/20	15,329	12,409	9,082
Drill Rigs Holdings, Inc.	(o)(p)	Energy	6.5%		10/1/17	6,184	5,199	3,564
iHeartCommunications, Inc.	(n)	Media	9.0%		3/1/21	9,021	7,426	6,270
iHeartCommunications, Inc.	(n)(p)	Media	9.0%		9/15/22	4,719	3,564	3,247
iHeartCommunications, Inc.	(n)(p)	Media	10.6%		3/15/23	10,920	8,371	7,574
Lightstream Resources Ltd.	(p)	Energy	9.9%		6/15/19	12,741	12,741	10,639
Momentive Performance Materials Inc.	(n)	Materials	4.7%		4/24/22	11,408	9,682	5,647
NES Rentals Holdings, Inc.	(n)(o)	Capital Goods	7.9%		5/1/18	390	390	355
Walter Energy, Inc.	(i)(m)(n)(o)(q)	Materials	9.5%		10/15/19	17,120	14,381	4,366

Total Senior Secured Bonds							257,864	201,436

Subordinated Debt—23.8%
Apex Tool Group, LLC	(n)(o)	Capital Goods	7.0%		2/1/21	4,578	3,878	3,577
Arch Coal, Inc.	(f)(i)(n)(p)(q)	Energy	7.0%		6/15/19	31,525	758	355
Arch Coal, Inc.	(i)(n)(p)(q)	Energy	9.9%		6/15/19	15,222	299	152
Arch Coal, Inc.	(i)(p)(q)	Energy	7.3%		10/1/20	10,777	597	96
Arch Coal, Inc.	(i)(p)(q)	Energy	7.3%		6/15/21	7,151	1,632	59
Ashton Woods USA LLC	(n)(o)	Consumer Durables & Apparel	6.9%		2/15/21	1,390	1,299	1,192
Beazer Homes USA, Inc.	(p)	Consumer Durables & Apparel	7.3%		2/1/23	15,300	15,109	13,502
CIS General Insurance Ltd.	(n)	Insurance	12.0%		5/8/25	£31,987	49,148	48,991
Conn’s, Inc.	(p)	Retailing	7.3%		7/15/22	$2,700	2,630	2,292
Eclipse Resources Corp.	(n)(o)	Energy	8.9%		7/15/23	12,150	11,838	5,847
Frontier Communications Corp.	(o)(p)	Telecommunication Services	10.5%		9/15/22	9,508	9,716	9,460

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Frontier Communications Corp.	(o)(p)	Telecommunication Services	11.0%		9/15/25		$19,104	$19,000	$18,925
Glencore Australia Holdings Pty Ltd.	(n)	Materials	4.5%		9/19/19	A$	1,200	737	746
Glencore Finance (Canada) Ltd.	(n)(o)	Materials	4.5%		10/25/22		$17,187	14,191	13,028
iHeartCommunications, Inc.	(p)	Media	10.0%		1/15/18		53,576	41,316	20,426
iHeartCommunications, Inc.	(p)	Media	12.0%, 2.0% PIK (2.0% Max PIK)		2/1/21		4,015	3,155	1,079
Intelsat Jackson Holdings S.A.	(n)(p)	Telecommunication Services	7.3%		10/15/20		9,120	7,714	7,976
Intelsat Jackson Holdings S.A.	(n)	Telecommunication Services	7.5%		4/1/21		3,581	2,985	3,118
Intelsat Jackson Holdings S.A.	(n)	Telecommunication Services	5.5%		8/1/23		1,753	1,314	1,375
Northern Oil and Gas, Inc.	(n)(p)	Energy	8.0%		6/1/20		22,485	20,847	14,981
Ocean Rig UDW Inc.	(n)(o)	Energy	7.3%		4/1/19		12,644	12,147	5,390
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23		22,450	22,353	21,552
Samson Investment Co.	(i)(n)(q)	Energy	9.8%		2/15/20		23,114	12,176	72
SunGard Availability Services Capital, Inc.	(n)(o)(p)	Software & Services	8.8%		4/1/22		36,761	24,661	22,378
Valeant Pharmaceuticals International, Inc.	(o)(p)	Pharmaceuticals, Biotechnology & Life Sciences	6.1%		4/15/25		4,000	3,362	3,596

Total Subordinated Debt								282,862	220,165

Collateralized Securities—1.6%
CGMS CLO 2014-1 Class Subord.	(o)	Diversified Financials	11.2%		4/17/25		8,000	5,815	5,388
CGMS CLO 2015-1A Class Subord.	(o)	Diversified Financials	13.2%		4/20/27		5,000	3,543	3,117
VOYA CLO 2014-3A Class Subord.	(o)	Diversified Financials	6.1%		7/25/26		5,000	3,526	2,840
Wind River CLO Ltd. 2013-2A Class Subord.	(o)	Diversified Financials	8.3%		1/18/26		6,000	4,072	3,270

Total Collateralized Securities								16,956	14,615

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—5.7%
Cheniere Energy Partners LP Holdings, LLC, Common Equity	(n)	Energy		34,534	$699	$601
Enviva Partners, LP, Common Equity	(n)	Energy		703,610	12,122	12,771
Federal Home Loan Mortgage Corp., Series F Preferred Equity	(i)(n)	Real Estate	5.0%	18,232	303	81
Federal Home Loan Mortgage Corp., Series K Preferred Equity	(i)(n)	Real Estate	5.8%	10,575	176	48
Federal Home Loan Mortgage Corp., Series O Preferred Equity	(i)(n)	Real Estate	5.8%	10,210	169	51
Federal Home Loan Mortgage Corp., Series R Preferred Equity	(i)(n)	Real Estate	5.7%	27,006	172	128
Federal Home Loan Mortgage Corp., Series S Preferred Equity	(i)(n)	Real Estate	4.0%	10,841	78	45
Federal Home Loan Mortgage Corp., Series V Preferred Equity	(i)(n)	Real Estate	5.6%	66,000	632	172
Federal Home Loan Mortgage Corp., Series W Preferred Equity	(i)(n)	Real Estate	5.7%	59,691	260	179
Federal Home Loan Mortgage Corp., Series X Preferred Equity	(i)(n)	Real Estate	6.0%	236,748	1,024	627
Federal Home Loan Mortgage Corp., Series Z Preferred Equity	(i)(n)	Real Estate	7.9%	1,954,052	9,950	6,644
Federal National Mortgage Association, Series 2004-1 Preferred Equity	(i)(n)	Real Estate	5.4%	32	558	368
Federal National Mortgage Association, Series F Preferred Equity	(i)(n)	Real Estate	CMT-16	15,106	263	91
Federal National Mortgage Association, Series H Preferred Equity	(i)(n)	Real Estate	5.8%	25,804	392	125
Federal National Mortgage Association, Series R Preferred Equity	(i)(n)	Real Estate	7.6%	66,000	624	185
Federal National Mortgage Association, Series S Preferred Equity	(i)(n)	Real Estate	7.8%	1,393,988	6,379	4,879
Federal National Mortgage Association, Series T Preferred Equity	(i)(n)	Real Estate	8.3%	109,767	697	499
iShares iBoxx $ High Yield Corporate Bond ETF, Common Equity	(n)	Diversified Financials		150,000	12,280	12,087
iStar Financial Inc., Series D Preferred Equity	(n)	Real Estate	8.0%	156,663	3,924	3,702
iStar Financial Inc., Series E Preferred Equity	(n)	Real Estate	7.9%	146,594	3,541	3,366
iStar Financial Inc., Series F Preferred Equity	(n)	Real Estate	7.8%	6,350	151	147
iStar Financial Inc., Series G Preferred Equity	(n)	Real Estate	7.7%	8,149	189	187
iStar Financial Inc., Series I Preferred Equity	(n)	Real Estate	7.5%	194,835	4,633	4,468
MPM Holdings, Inc., Common Equity	(i)(n)(o)	Materials		618	13	6
Northern Oil and Gas, Inc., Common Equity	(i)(m)(n)	Energy		339,973	1,573	1,312

Total Equity/Other					60,802	52,769

TOTAL INVESTMENTS—111.9%					$1,227,372	1,035,756

LIABILITIES IN EXCESS OF OTHER ASSETS—(11.9%)	(j)					(109,986)

NET ASSETS—100.0%						$925,770

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

Credit Default Swaps on Corporate Issues—Sell Protection
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2015(k)	Industry	Fixed Deal Receive Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Received	Unrealized Appreciation (Depreciation)
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	31.1%	Insurance	5.0%	3/20/18	$5,000	$(1,849)	$(658)	$(1,191)
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	24.0%	Insurance	5.0%	6/20/19	2,000	(793)	(198)	(595)
MBIA Insurance Corp.	JPMorgan Chase Bank, N.A.	23.1%	Insurance	5.0%	9/20/19	6,000	(2,403)	(518)	(1,885)

Credit Default Swaps on Corporate Issues—Buy Protection
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2015(k)	Industry	Fixed Deal Pay Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid	Unrealized Appreciation (Depreciation)
Freeport-McMoRan Inc.	JPMorgan Chase Bank, N.A.	12.4%	Energy	5.0%	9/20/20	$(2,500)	$591	$556	$35
Freeport-McMoRan Inc.	JPMorgan Chase Bank, N.A.	11.4%	Energy	1.0%	12/20/20	(14,587)	5,412	4,028	1,384
Glencore International AG	JPMorgan Chase Bank, N.A.	7.6%	Capital Goods	1.0%	9/20/20	€(5,819)	1,573	766	807
Glencore International AG	JPMorgan Chase Bank, N.A.	8.0%	Capital Goods	5.0%	12/20/20	€(19,546)	2,343	1,785	558
Hovnanian Enterprises, Inc.	JPMorgan Chase Bank, N.A.	19.3%	Consumer Durables & Apparel	5.0%	9/20/19	$(5,000)	1,692	1,090	602
Hovnanian Enterprises, Inc.	JPMorgan Chase Bank, N.A.	19.2%	Consumer Durables & Apparel	5.0%	12/20/19	(2,000)	701	496	205
Toys “R” Us, Inc.	JPMorgan Chase Bank, N.A.	26.9%	Retailing	5.0%	6/20/18	(5,000)	1,758	1,144	614
Toys “R” Us, Inc.	JPMorgan Chase Bank, N.A.	25.2%	Retailing	5.0%	9/20/19	(3,000)	1,296	1,051	245
Toys “R” Us, Inc.	JPMorgan Chase Bank, N.A.	24.8%	Retailing	5.0%	12/20/19	(2,500)	1,107	913	194
Toys “R” Us, Inc.	JPMorgan Chase Bank, N.A.	23.8%	Retailing	5.0%	9/20/20	(4,000)	1,878	1,581	297

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2015, the three-month London Interbank Offered Rate (“L”) was 0.61%, the three-month Euro Interbank Offered Rate (“E”) was (0.13)% and the two-year Constant Maturity Treasury Rate (“CMT”) was 1.06%.

(c)	Denominated in U.S. dollars, unless otherwise noted.

(d)	Fair value is determined by the Fund’s board of trustees. See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(e)	Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Schedule of Investments (continued)

As of December 31, 2015

(in thousands, except share amounts)

(f)	Position or portion thereof unsettled as of December 31, 2015.

(g)	Security is an unfunded loan commitment.

(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)	Security is non-income producing.

(j)	Includes the effect of credit default swap positions.

(k)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)	Security or portion thereof on loan as of December 31, 2015.

(n)	Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(o)	Restricted security as to resale. As of December 31, 2015, the Fund held 25.2% of its net assets, with a fair value of $233,538, in restricted securities.

(p)	Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNPP”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNPP (see Note 9).

(q)	Security was on non-accrual status as of December 31, 2015.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2015
Assets
Investments, at fair value (amortized cost—$1,227,372)(1)	$1,035,756
Cash	162,705
Foreign currency (cost—$32,516)	27,944
Interest receivable	18,637
Collateral held at broker for open swap contracts	1,494
Receivable for investments sold and repaid	13,250
Collateral held for securities loaned	6,027
Receivable on credit default swaps	22
Receivable for common shares sold	12,063
Expense reimbursement due from sponsor(2)	7,104
Unamortized swap premiums paid	13,410
Unrealized appreciation on credit default swaps	4,941
Deferred financing costs	435
Prepaid expenses	5

Total assets	$1,303,793

Liabilities
Obligation to return collateral held for securities loaned	$6,027
Payable for investments purchased	9,718
Credit facilities payable	310,883
Cash due to broker	35,642
Interest expense payable	798
Shareholder distributions payable	622
Management fees payable	6,916
Unamortized swap premiums received	1,374
Administrative services expense payable	257
Accounting and administrative fees payable	225
Professional fees payable	564
Payable on credit default swaps	82
Trustees’ fees payable	465
Unrealized depreciation on credit default swaps	3,671
Other accrued expenses and liabilities	779

Total liabilities	$378,023

Net assets	$925,770

Commitments and contingencies—($22)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 130,181,842 shares issued and outstanding	$130
Capital in excess of par value	1,189,863
Accumulated net realized gain (loss)(4)	(83,766)
Accumulated net investment income(4)	6,713
Net unrealized appreciation (depreciation)	(187,170)

Net assets	$925,770

Net asset value per common share at period end	$7.11

(1)	Includes fair value of securities on loan of $5,678.

(2)	See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)	See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions declared by the Fund.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Operations

(in thousands)

Year Ended December 31, 2015
Investment income
Interest income	$107,915
Dividend income	1,411
Fee income	2,925
Securities lending income	420

Total investment income	112,671

Operating expenses
Management fees	25,950
Administrative services expenses	881
Accounting and administrative fees	892
Interest expense	7,447
Dividend expense on investments sold short	505
Professional fees	681
Trustees’ fees	956
Other general and administrative expenses	1,232

Total operating expenses	38,544
Less: Expense reimbursement from sponsor(1)	(12,462)

Net operating expenses	26,082

Net investment income (loss)	86,589

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(73,660)
Net realized gain (loss) on credit default swaps	5,688
Net realized gain (loss) on options written	(2,599)
Net realized gain (loss) on foreign currency	7,343
Net realized gain (loss) on investments sold short	(4,041)
Net change in unrealized appreciation (depreciation) on investments	(141,410)
Net change in unrealized appreciation (depreciation) on credit default swaps	2,486
Net change in unrealized appreciation (depreciation) on options written	1,333
Net change in unrealized gain (loss) on foreign currency	1,249
Net change in unrealized appreciation (depreciation) on investments sold short	(185)

Total net realized gain (loss) and unrealized appreciation (depreciation)	(203,796)

Net increase (decrease) in net assets resulting from operations	$(117,207)

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2015	2014
Operations
Net investment income (loss)	$86,589	$21,246
Net realized gain (loss)	(67,269)	(9,784)
Net change in unrealized appreciation (depreciation) on investments	(141,410)	(50,292)
Net change in unrealized appreciation (depreciation) on credit default swaps	2,486	(1,216)
Net change in unrealized appreciation (depreciation) on options written	1,333	(1,333)
Net change in unrealized gain (loss) on foreign currency	1,249	1,940
Net change in unrealized appreciation (depreciation) on investments sold short	(185)	185

Net increase (decrease) in net assets resulting from operations	(117,207)	(39,254)

Shareholder distributions(1)
Distributions from net investment income	(86,589)	(21,246)

Net decrease in net assets resulting from shareholder distributions	(86,589)	(21,246)

Capital share transactions
Issuance of common shares(2)	545,947	595,475

Net increase in net assets resulting from capital share transactions	545,947	595,475

Total increase in net assets	342,151	534,975
Net assets at beginning of period	583,619	48,644

Net assets at end of period	$925,770	$583,619

Accumulated net investment income(1)	$6,713	$7,998

(1)	See Note 5 for a discussion of the sources of distributions declared by the Fund.

(2)	See Note 3 for a discussion of transactions with respect to the Fund’s common shares for the years ended December 31, 2015 and 2014.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Statement of Cash Flows

(in thousands)

Year Ended December 31, 2015
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(117,207)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,647,795)
Paid-in-kind interest	(578)
Proceeds from sales and repayments of investments	1,300,794
Purchases to cover investments sold short	(598,579)
Proceeds from investments sold short	579,594
Premiums paid on credit default swaps, net	(13,410)
Premiums received on credit default swaps, net	(15,268)
Premiums received on options written	4,232
Premiums paid on exit of options written	(7,531)
Net realized (gain) loss on investments	73,660
Net realized (gain) loss on options written	2,599
Net realized (gain) loss on investments sold short	4,041
Net change in unrealized (appreciation) depreciation on investments	141,410
Net change in unrealized (appreciation) depreciation on credit default swaps	(2,486)
Net change in unrealized (appreciation) depreciation on options written	(1,333)
Net change in unrealized (appreciation) depreciation on investments sold short	185
Accretion of discount	(15,319)
Amortization of deferred financing costs	825
(Gain) loss on borrowings in foreign currency	(772)
(Increase) decrease in collateral held at broker for open swap contracts	20,071
(Increase) decrease in expense reimbursement due from sponsor(1)	(1,089)
(Increase) decrease in receivable for investments sold and repaid	15,720
(Increase) decrease in interest receivable	(7,215)
(Increase) decrease in receivable on credit default swaps	43
(Increase) decrease in prepaid expenses	(2)
Increase (decrease) in payable on credit default swaps	82
Increase (decrease) in cash due to broker	(41,979)
Increase (decrease) in payable for investments purchased	(246,971)
Increase (decrease) in interest expense payable	630
Increase (decrease) in management fees payable	2,836
Increase (decrease) in administrative services expense payable	250
Increase (decrease) in accounting and administrative fees payable	175
Increase (decrease) in professional fees payable	339
Increase (decrease) in trustees’ fees payable	379
Increase (decrease) in other accrued expenses and liabilities	690

Net cash used in operating activities	(568,979)

Cash flows from financing activities
Issuance of common shares	548,207
Shareholder distributions	(86,124)
Borrowings under credit facilities(2)	301,974
Repayments under credit facilities	(70,419)
Deferred financing costs paid	(850)

Net cash provided by financing activities	692,788

Total increase (decrease) in cash(3)	123,809
Cash at beginning of period	66,840

Cash at end of period(4)	$190,649

(1)	See Note 4 for a discussion of reimbursements paid to the Fund by its investment adviser and affiliates.

(2)	See Note 9 for a discussion of the Fund’s financing arrangements. During the year ended December 31, 2015, the Fund paid $3,695 of interest expense on the financing arrangements and paid $2,105 on amounts due to broker.

(3)	Includes net change in unrealized gain (loss) on foreign currency of $(5,184).

(4)	Balance includes foreign currency.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights

(in thousands, except share and per share amounts)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Period from January 28, 2013 (Inception) to December 31, 2013
Per Share Data:(1)
Net asset value, beginning of period	$8.91	$10.02	$10.00
Results of operations
Net investment income (loss)(2)(3)	0.87	0.87	—
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.80)	(1.11)	0.07

Net increase (decrease) in net assets resulting from operations	(0.93)	(0.24)	(0.07)

Shareholder distributions(4)
Distributions from net investment income	(0.87)	(0.87)	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.87)	(0.87)	(0.05)

Net asset value, end of period	$7.11	$8.91	$10.02

Shares outstanding, end of period	130,181,842	65,529,194	4,857,035

Total return(5)(6)	(11.37)%	(2.94)%	0.65%

Ratio/Supplemental Data:
Net assets, end of period	$925,770	$583,619	$48,644

Ratio of net investment income (loss) to average net assets(7)(8)	10.53%	9.01%	(0.41)%

Ratio of total operating expenses to average net assets(7)	4.69%	3.72%	9.36%
Ratio of expense reimbursement from sponsor to average net assets(7)	(1.51)%	(3.10)%	(8.53)%

Ratio of net operating expenses to average net assets(7)	3.18%	0.62%	0.83%

Portfolio turnover(6)	124.78%	165.25%	—

Total amount of senior securities outstanding exclusive of treasury securities	$346,525	$157,721	$—

Asset coverage per unit(9)	3.63	4.45	—

(1)	Per share data may be rounded in order to compute the ending net asset value per share.

(2)	The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)	Net investment loss for the period from January 28, 2013 (Inception) to December 31, 2013 was less than $0.005 per common share.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Consolidated Financial Highlights (continued)

(in thousands, except share and per share amounts)

(4)	The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(5)	The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and do not represent an actual return to shareholders.

(6)	The period from January 28, 2013 (Inception) to December 31, 2013 is not annualized.

(7)	Average daily net assets for the years ended December 31, 2015 and 2014 and the period from December 12, 2013 (Commencement of Investment Operations) to December 31, 2013 is used for this calculation. The period from January 28, 2013 (Inception) to December 31, 2013 is annualized.

(8)	Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 9.02%, 5.91% and (8.94)% for the years ended December 31, 2015 and 2014 and the period from January 28, 2013 (Inception) to December 31, 2013, respectively.

(9)	Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to consolidated financial statements.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013 upon FS Global Credit Opportunities Fund—A, or Fund—A, and FS Global Credit Opportunities Fund—D, or Fund—D, and, together with Fund—A, the Companies, collectively raising net offering proceeds of $2,500 in the aggregate, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Fund, the Companies, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or Franklin Square Holdings. As of December 31, 2015, approximately 84% and 16% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A and Fund—D, respectively.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2015, the Fund had two wholly-owned financing subsidiaries, one wholly-owned subsidiary through which it holds interests in certain non-controlled and non-affiliated portfolio companies and another wholly-owned subsidiary through which it may hold certain interests in portfolio companies from time to time. The consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2015. All significant intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•	The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•

If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the average bid and ask prices obtained from such sources.

•

To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•

The quarterly fair valuation process begins with FS Global Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•	FS Global Advisor’s management team then provides the valuation committee of the Board with preliminary valuations for each investment;

•	The preliminary valuations are then presented to and discussed with the valuation committee of the Board;

•

The valuation committee of the Board then reviews the preliminary valuations and FS Global Advisor’s management team, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the valuation committee of the Board;

•

Following its review, the valuation committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•

The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the valuation committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor, GSO or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.

Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.

Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.

The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor’s management team, and has authorized FS Global Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The valuation committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Options Written: The Fund may write call and put options in an effort to manage risk and/or generate gains from options premiums. When the Fund writes a call option, it gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the Fund to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Fund writes a put option, it gives the holder the right to sell and obligates the Fund to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.

Securities Lending: The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions to the extent permitted by the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by FS Global Advisor to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments. As of December 31, 2015, the Fund had securities on loan valued at $5,678 and received cash collateral with a value of $6,027 representing 0.6% and 0.7% of the Fund’s net assets, respectively.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the years ended December 31, 2015 and 2014:

	Year Ended December 31,
	2015		2014
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	64,652,648	$545,947	60,672,159	$595,475

Common shares of the Fund are issued solely to Fund—A and Fund—D in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. During the year ended December 31, 2015, the Fund issued 54,458,519 common shares to Fund—A and 10,194,129 common shares to Fund—D for gross proceeds of $460,415 and $85,532, respectively. During the year ended December 31, 2014, the Fund issued 50,408,466 common shares to Fund—A and 10,263,693 common shares to Fund—D for gross proceeds of $495,313 and $100,162, respectively. During the period from January 1, 2016 to February 16, 2016, the Fund issued 4,341,503 common shares to Fund—A and 660,658 common shares to Fund—D for gross proceeds of $29,887 and $4,544, respectively.

The Fund intends to repurchase common shares held by Fund—A and Fund—D to the extent necessary to accommodate repurchase requests under each Company’s share repurchase program. During the year ended December 31, 2015, the Fund did not repurchase any of its common shares to accommodate repurchase requests under the Companies’ share repurchase programs.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets and (b) an incentive fee based on the Fund’s performance. The Fund commenced accruing fees under the investment advisory agreement on December 12, 2013, upon commencement of the Fund’s investment operations. Management fees are calculated and payable quarterly in arrears.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Companies’ share repurchase programs.

The calculation of the incentive fee for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•

100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•

20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Franklin Square Holdings funded organization costs in the amount of $22 for the period from January 28, 2013 (Inception) to December 31, 2013. These costs were recorded by the Fund as a contribution to capital. The organization costs were charged to expense as incurred by the Fund. Under the terms of the administration agreement, upon satisfaction of the minimum offering requirement, FS Global Advisor became entitled to receive 1.5% of offering proceeds from the issuance of the Fund’s common shares until all organization and offering costs funded by FS Global Advisor and its affiliates (including Franklin Square Holdings) have been recovered. Any such reimbursements will be recorded by the Fund as a reduction of capital. During the period from December 12, 2013 (Commencement of Investment Operations) through December 31, 2015, the Fund did not reimburse FS Global Advisor or its affiliates for organization costs previously funded.

The following table describes the fees and expenses accrued under the investment advisory agreement and the administration agreement during the year ended December 31, 2015:

Related Party	Source Agreement	Description	Year Ended December 31, 2015

FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$25,950

FS Global Advisor	Investment Advisory Agreement	Incentive Fee	$—

FS Global Advisor	Administration Agreement	Administrative Services Expenses(2)	$881

(1)	During the year ended December 31, 2015, $11,741 in management fees were paid to FS Global Advisor and $11,373 of expense reimbursements due from sponsor were used to offset management fees payable. As of December 31, 2015, $6,916 in management fees were payable to FS Global Advisor.

(2)	During the year ended December 31, 2015, the Fund paid $631 in administrative services expenses to FS Global Advisor.

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed approximately $100 to purchase 5,000 common shares of beneficial interest of Fund—A and 5,000 common shares of beneficial interest of Fund—D, in each case at a price of $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals will not tender for repurchase the common shares of the Companies held by them as long as FS Global Advisor remains the Fund’s investment adviser.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to Franklin Square Holdings’ other sponsored investment funds, including FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FSIC II Advisor, LLC, the investment adviser to FS Investment Corporation II, FSIC III Advisor, LLC, the investment adviser to FS Investment Corporation III, and FSIC IV Advisor, LLC, the investment adviser to FS Investment Corporation IV. As a result, such members provide investment advisory services to the Fund, FS Investment Corporation, FS Energy

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. While none of FS Global Advisor, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FSIC IV Advisor, LLC is currently making private corporate debt investments for clients other than the Fund, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, respectively, any such entity may do so in the future. In the event that FS Global Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and/or FS Investment Corporation IV, rather than to the Fund.

Expense Reimbursement Agreement

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and Franklin Square Holdings, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Fund will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Fund or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that the Fund bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, is determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings has agreed to forgo reimbursement of all expense reimbursement payments made by it to the Fund through December 31, 2015. As such, as of December 31, 2015, there are no amounts subject to reimbursement by the Fund to Franklin Square Holdings under the expense reimbursement agreement.

Franklin Square Holdings is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Fund’s expenses in future years.

FS Benefit Trust

On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. In connection with Fund—A’s weekly closing on June 24, 2015, FS Benefit Trust purchased approximately $31 of Fund—A’s common shares at a purchase price of approximately $8.76 per share, which represents Fund—A’s public offering price as of such date, net of selling commissions and dealer manager fees. The Fund issued 3,565 common shares to Fund—A in respect of the common shares of Fund—A purchased by FS Benefit Trust.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions per common share that the Fund declared on its common shares during the years ended December 31, 2015 and 2014:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2014	$0.8695	$21,246
2015	$0.8719	$86,589

On December 14, 2015, the Board declared regular weekly cash distributions for January 2016 through March 2016. The regular weekly cash distributions, each in the amount of $0.016722 per common share, have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Each of the Companies has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Company can elect to have their cash distributions reinvested in additional common shares of such Company. To the extent that a Company’s shareholders reinvest their cash distributions, such Company will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Companies to their respective shareholders) may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from Franklin Square Holdings. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The Fund expects that for a period of time following commencement of its investment operations, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Global Advisor, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or Franklin Square Holdings continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by Franklin Square Holdings and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the year ended December 31, 2015, if Franklin Square Holdings had not reimbursed certain of the Fund’s expenses, 14% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

For the year ended December 31, 2014, if Franklin Square Holdings had not reimbursed certain of the Fund’s expenses, 34% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the years ended December 31, 2015 and 2014:

	Year Ended December 31,
	2015		2014
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income (prior to expense reimbursement from sponsor)(1)	74,127	86%	13,935	66%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Long-term capital gains proceeds from the sale of assets	—	—	—	—
Gains from credit default swaps (ordinary income for tax)	—	—	—	—
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	12,462	14%	7,311	34%

Total	$86,589	100%	$21,246	100%

(1)	During the years ended December 31, 2015 and 2014, 86.0% and 95.4% of the Fund’s gross investment income, respectively, was attributable to cash income earned and 14.0% and 4.6%, respectively, was attributable to non-cash accretion of discount and paid-in-kind interest.

The Fund’s net investment income on a tax basis for the years ended December 31, 2015 and 2014 was $87,790 and $28,028, respectively. As of December 31, 2015, the Fund had $8,042 of undistributed net investment income on a tax basis.

The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized gains and certain payments on credit default swaps, foreign currency gains and losses and non-taxable distributions from partnerships and real estate investment trusts.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2015:

Year Ended December 31, 2015
GAAP-basis net investment income (loss)	$86,589
Reclassification of the mark-to-market of unrealized gains on credit default swaps	2,486
Reclassification of credit default swap payments and amortization to income for tax purposes from realized gains for book purposes	1,272
Foreign currency gains and losses	(1,179)
Non-taxable distributions from partnerships and real estate investment trusts	(1,148)
Other miscellaneous differences	(230)

Tax-basis net investment income (loss)	$87,790

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2015, the Fund decreased undistributed net investment income by $1,285 and increased accumulated net realized gain (loss) by $1,285. These reclassifications have no impact on the net assets of the Fund.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

December 31, 2015
Distributable ordinary income	$8,042
Capital loss carryover(1)	(77,121)
Net unrealized appreciation (depreciation)	(195,144)

$(264,223)

(1)	The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2015, the Fund had long-term and short-term capital loss carryover of $21,717 and $55,404, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,234,076 as of December 31, 2015. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(198,320), which was comprised of gross unrealized appreciation of $4,979 and gross unrealized depreciation of $203,299, as of December 31, 2015.

Note 6. Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of December 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative
Credit default swap contracts	$18,373	(1)	$5,127	(2)

(1)	Consolidated statement of assets and liabilities location: Receivable on credit default swaps, unamortized swap premiums paid and unrealized appreciation on credit default swaps.

(2)	Consolidated statement of assets and liabilities location: Unamortized swap premiums received, payable on credit default swaps and unrealized depreciation on credit default swaps.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its consolidated statement of assets and liabilities, are presented in the table above.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2015:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$18,373	$5,127	$—	$—	$13,246

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$5,127	$5,127	$—	$—	$—

(1)	In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

(2)	Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations whose primary underlying risk exposure is credit risk for the year ended December 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit default swap contracts	$5,688	(1)	$2,486	(2)
Options written	$(2,599	)(3)	$1,333	(4)

(1)	Consolidated statement of operations location: Net realized gain (loss) on credit default swaps.

(2)	Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on credit default swaps.

(3)	Consolidated statement of operations location: Net realized gain (loss) on options written.

(4)	Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on options written.

The average notional amount of credit default swap contracts outstanding during the year ended December 31, 2015, which is indicative of the volume of this derivative type, was $49,702.

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the year ended December 31, 2015 was as follows:

Options Written
Fair value at beginning of period	$(2,033)
Net realized gain (loss)	(2,599)
Net change in unrealized appreciation (depreciation)	1,333
Premiums received	(4,232)
Premiums paid on exit	7,531

Fair value at end of period	$—

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2015:

	December 31, 2015
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$474,704	$429,918	42%
Senior Secured Loans—Second Lien	134,184	116,853	11%
Senior Secured Bonds	257,864	201,436	20%
Subordinated Debt	282,862	220,165	21%
Collateralized Securities	16,956	14,615	1%
Equity/Other	60,802	52,769	5%

Total	$1,227,372	$1,035,756	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of December 31, 2015, the Fund did not “control” and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2015, the Fund had five senior secured loan investments with aggregate unfunded commitments of $39,042. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2015:

	December 31, 2015
Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$9,500	1%
Capital Goods	76,559	7%
Commercial & Professional Services	18,978	2%
Consumer Durables & Apparel	38,961	4%
Consumer Services	32,879	3%
Diversified Financials	58,754	6%
Energy	109,265	11%
Food & Staples Retailing	18,305	2%
Food, Beverage & Tobacco	25,525	2%
Insurance	48,991	5%
Materials	69,100	7%
Media	74,984	7%
Pharmaceuticals, Biotechnology & Life Sciences	46,845	4%
Real Estate	32,190	3%
Retailing	30,707	3%
Software & Services	189,270	18%
Technology Hardware & Equipment	39,057	4%
Telecommunication Services	54,468	5%
Transportation	61,418	6%

Total	$1,035,756	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2015:

	December 31, 2015
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$780,489	75%
Europe	179,774	17%
Other	75,493	8%

Total	$1,035,756	100%

(1)	Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the year ended December 31, 2015, other than short-term securities and U.S. government obligations, were $1,647,795 and $1,300,794, respectively.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2015, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2015
Level 1—Price quotations in active markets	$52,763
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	982,993

Total	$1,035,756

As of December 31, 2015, the Fund’s credit default swaps were categorized as follows in the fair value hierarchy:

	December 31, 2015
Valuation Inputs	Asset	Liability
Level 1—Price quotations in active markets	$—	$—
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	18,351	(5,045)

Total	$18,351	$(5,045)

The Fund’s investments as of December 31, 2015 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund valued its investments and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Twenty-four equity/other investments which were traded on an

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

active public market were valued at their closing price as of December 31, 2015. Thirty senior secured loan investments and one senior secured bond investment were valued by an independent third-party valuation service approved by the Board, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the debt.

The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s valuation committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

The following is a reconciliation for the year ended December 31, 2015 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2015
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/ Other	Total
Fair value at beginning of period	$442,581	$140,453	$118,215	$160,370	$9,328	$983	$871,930
Accretion of discount (amortization of premium)	6,164	750	3,092	5,313	—	—	15,319
Net realized gain (loss)	(10,027)	(7,169)	(12,355)	(37,507)	—	844	(66,214)
Net change in unrealized appreciation (depreciation)	(32,894)	(13,327)	(49,776)	(40,533)	(2,720)	153	(139,097)
Purchases	436,273	60,518	371,942	598,994	10,663	747	1,479,137
Paid-in-kind interest	318	12	145	103	—	—	578
Sales and redemptions	(412,497)	(64,384)	(229,827)	(466,575)	(2,656)	(2,721)	(1,178,660)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$429,918	$116,853	$201,436	$220,165	$14,615	$6	$982,993

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(39,448)	$(18,163)	$(50,559)	$(50,285)	$(2,720)	$(7)	$(161,182)

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2015 of investments sold short for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Year Ended December 31, 2015
Fair value at beginning of period	$—
Accretion of discount (amortization of premium)	—
Net realized gain (loss)	(171)
Net change in unrealized appreciation (depreciation)	—
Sales	(15,391)
Purchases to cover	15,562
Net transfers in or out of Level 3	—

Fair value at end of period	$—

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments sold short still held at the reporting date	$—

The following is a reconciliation for the year ended December 31, 2015 of credit default swaps—sell protection for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Year Ended December 31, 2015
Fair value at beginning of period	$(17,858)
Net realized gain (loss)	(1,287)
Net change in unrealized appreciation (depreciation)	(2,455)
Swap premiums received	(1,381)
Coupon payments received	(947)
Premiums paid on exit	18,883
Net transfers in or out of Level 3	—

Fair value at end of period	$(5,045)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps—sell protection still held at the reporting date	$(1,517)

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2015 of credit default swaps—buy protection for which significant unobservable inputs (Level 3) were used in determining fair value:

For the Year Ended December 31, 2015
Fair value at beginning of period	$—
Net realized gain (loss)	6,975
Net change in unrealized appreciation (depreciation)	4,941
Swap premiums paid	21,369
Coupon payments paid	1,168
Premiums received on exit	(16,102)
Net transfers in or out of Level 3	—

Fair value at end of period	$18,351

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to credit default swaps—buy protection still held at the reporting date	$4,941

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2015 are as follows:

Type of Investment	Fair Value at December 31, 2015	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$391,530	Market Quotes	Indicative Dealer Quotes	26.7% - 100.3%	87.8%
	38,388	Market Comparables	Market Yield (%)	9.5% - 16.0%	13.0%
Senior Secured Loans—Second Lien	116,853	Market Quotes	Indicative Dealer Quotes	10.5% - 101.0%	90.3%
Senior Secured Bonds	190,797	Market Quotes	Indicative Dealer Quotes	14.0% - 97.3%	77.3%
	10,639	Market Comparables	Market Yield (%)	16.0% - 16.5%	16.3%
Subordinated Debt	220,165	Market Quotes	Indicative Dealer Quotes	0.3% - 104.4%	81.2%
Collateralized Securities	14,615	Market Quotes	Indicative Dealer Quotes	54.5% - 67.3%	61.4%
Equity/Other	6	Market Quotes	Indicative Dealer Quotes	$9.50 - $10.50	$10.00

Total	$982,993

Credit Default Swaps—Sell Protection	$(5,045)	Market Quotes	Indicative Dealer Quotes	(40.0)% - (37.0)%	(38.9)%
Credit Default Swaps—Buy Protection	$18,351	Market Quotes	Indicative Dealer Quotes	(47.0)% - (11.0)%	(33.6)%

(1)	Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements

The following table presents summary information with respect to the Fund’s outstanding financing arrangements as of December 31, 2015.

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.55%	$178,693	$71,307	August 25, 2016
Bucks Funding Facility	Prime Brokerage Facility	L+1.10%	$132,190	$17,810	September 26, 2016(1)

(1)	As described below, this facility generally is terminable upon 270 days’ notice by either party. As of December 31, 2015, neither party to the facility had provided notice of its intent to terminate the facility.

Dauphin Funding Facility

On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding LLC, or Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. The Dauphin Funding facility originally provided for borrowings in an aggregate principal amount up to $150,000 on a committed basis. On December 9, 2014, the Dauphin Funding facility was amended to increase the maximum commitment available under the facility to $250,000 and, on August 25, 2015, the Dauphin Funding facility was further amended to, among other things, extend the maturity date of the facility to August 25, 2016.

The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets. The obligations of Dauphin Funding under the Dauphin Funding facility are non-recourse to the Fund and the Fund’s exposure under the Dauphin Funding facility is limited to the value of the Fund’s investment in Dauphin Funding.

Borrowings under the Dauphin Funding facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus a spread of 1.55% per annum. Any amounts borrowed under the Dauphin Funding facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 25, 2016. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio.

Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The Dauphin Funding facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s NAV below a specified

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

threshold; (f) fraud or other illicit acts by the Fund, FS Global Advisor or GSO in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.

As of December 31, 2015, $178,693 was outstanding under the Dauphin Funding facility. The carrying amount outstanding under the Dauphin Funding facility approximates its fair value. The Fund incurred costs of $1,251 in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2015, $406 of such deferred financing costs had yet to be amortized to interest expense.

For the year ended December 31, 2015, the components of total interest expense for the Dauphin Funding facility were as follows:

Year Ended December 31, 2015
Direct interest expense	$2,960
Amortization of deferred financing costs	629

Total interest expense	$3,589

For the year ended December 31, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Dauphin Funding facility were as follows:

Year Ended December 31, 2015
Cash paid for interest expense(1)	$2,624
Average borrowings under the facility	$159,562
Effective interest rate on borrowings	2.02%
Weighted average interest rate	1.85%

(1)	Interest under the Dauphin Funding facility is payable quarterly in arrears and commenced on August 26, 2014.

Borrowings of Dauphin Funding are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

Bucks Funding Facility

On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP, or, collectively, the BNPP Entities. On July 20, 2015, Bucks Funding entered into an amendment to the

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Bucks Funding facility to increase the maximum commitment financing available to Bucks Funding under the facility to $150,000 from $100,000. The Bucks Funding facility was further amended on October 15, 2015 to provide BNPP with the cancellation right described below. The Bucks Funding facility was effected through a committed facility agreement by and between Bucks Funding and BNPP, or the committed facility agreement, a U.S. PB agreement by and between Bucks Funding and BNPP and a special custody and pledge agreement by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of March 10, 2015, and which are collectively referred to herein as the BNP financing agreements.

The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNPP under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements. The obligations of Bucks Funding under the Bucks Funding facility are non-recourse to the Fund, and the Fund’s exposure under the Bucks Funding facility is limited to the value of its investment in Bucks Funding.

Borrowings under the Bucks Funding facility accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent the aggregate principal amount available under the Bucks Funding facility has not been utilized. Bucks Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNPP is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the committed facility agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Fitch Ratings, Inc. during the term of the Bucks Funding facility. Upon any such termination, BNPP is required to pay Bucks Funding a fee equal to 0.50% of the maximum amount of financing available on the termination date. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining and amending the Bucks Funding facility.

In connection with the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP financing agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNPP’s interpretation of applicable law that, in the reasonable opinion of counsel to BNPP, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Under the terms of the BNP financing agreements, BNPP has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding will receive a fee from BNPP in connection with any rehypothecated securities. Bucks Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNPP. Bucks Funding may recall any rehypothecated security at any time, and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNPP under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNPP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

As of December 31, 2015, $132,190 was outstanding under the Bucks Funding facility. The carrying amount outstanding under the Bucks Funding facility approximates its fair value. The Fund incurred costs of $225 in connection with obtaining and amending the Bucks Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2015, $29 of such deferred financing costs had yet to be amortized to interest expense.

For the year ended December 31, 2015, the components of total interest expense for the Bucks Funding facility were as follows:

Year Ended December 31, 2015
Direct interest expense	$1,196
Non-usage fees	169
Amortization of deferred financing costs	196

Total interest expense	$1,561

For the year ended December 31, 2015, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Bucks Funding facility were as follows:

Year Ended December 31, 2015
Cash paid for interest expense(1)	$1,071
Average borrowings under the facility(2)	$104,538
Effective interest rate on borrowings (including the effect of non-usage fees)	1.81%
Weighted average interest rate (including the effect of non-usage fees)	1.66%

(1)	Interest under the Bucks Funding facility is payable monthly in arrears and commenced on March 10, 2015.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

(2)	The average borrowings under the Bucks Funding facility are calculated for the period since the Fund commenced borrowing thereunder to December 31, 2015.

Borrowings of Bucks Funding are considered borrowings of the Fund for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Companies’ prospectuses and the Companies’ and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

Note 11. Commitments and Contingencies

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

FS Global Credit Opportunities Fund

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies (continued)

See Note 4 for a discussion of the Fund’s commitments to FS Global Advisor and its affiliates (including Franklin Square Holdings).

See Note 7 for a discussion of the Fund’s unfunded commitments.

Note 12. Recently Issued Accounting Standards

In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest-Imputation of Interest, to simplify the presentation of debt issuance costs in financial statements. Under existing guidance, debt issuance costs are recognized as a deferred charge and presented as an asset on the statement of assets and liabilities. The amendments to the guidance require that debt issuance costs related to a recognized liability for indebtedness be presented in the statement of assets and liabilities as a direct deduction from the carrying amount of that liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs is not affected by the amendments to the guidance. The amendments to the FASB codification guidance are to be applied retrospectively with applicable disclosures for a change in accounting principle upon transition. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2015. Early application by public entities is permitted. Management of the Fund is currently assessing the impact of this guidance on the Fund’s financial statements.

Note 13. Subsequent Events

On February 19, 2016, registration statements on Form N-2 were filed under the Securities Act of 1933, as amended, and the 1940 Act to register the common shares of beneficial interest, $0.001 par value per share, of FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV. FS Global Credit Opportunities Fund—T and FS Global Credit Opportunities Fund—ADV are newly formed non-diversified, closed-end management investment companies that intend to invest substantially all of the net proceeds from their offerings in the Fund.

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Board of Trustees

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Michael C. Forman(1)	54	January 2013	Chairman, President and Chief Executive Officer	President and Chief Executive Officer of FS Investment Corporation IV (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FSIC IV Advisor, LLC (since 2015), FS Investment Corporation (since 2007) and Franklin Square Holdings (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)	3	FS Investment Corporation IV (since 2015); FS Energy and Power Fund II (since 2014); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

David J. Adelman(2)	43	January 2013	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and	3	FS Investment Corporation IV (since 2015); FS Energy and

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

				President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)		Power Fund II (since 2014); FS Investment Corporation III (since 2013); Actua Corporation (since 2011); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Thomas J. Gravina(3)	54	June 2013	Trustee	Chairman and Chief Executive Officer of EvolveIP Holdings, LLC (since 2007); and Executive Chairman of GPX Enterprises, L.P. (since 2006)	3	FS Investment Corporation IV (since 2015); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2009)

Independent Trustees

Walter W. Buckley, III	55	June 2013	Trustee	Chief Executive Officer of Actua Corporation (since 1996); and President of Actua Corporation (1996 – 2001; 2002 – 2009)	3	Actua Corporation (since 1996)

David L. Cohen	60	June 2013	Trustee	Senior Executive Vice President of Comcast Corporation (since 2015); and Executive Vice President of Comcast Corporation (2002 – 2015)	3	NBCUniversal Media, LLC (since 2013)

Barbara J. Fouss	46	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	3	FS Investment Corporation IV (since 2015)

Philip E. Hughes, Jr.	66	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and	3	FS Investment Corporation (since 2015)

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

				Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)

Oliver C. Mitchell, Jr.	61	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations (since 2014); Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	3	National Commercial Bank Jamaica Limited (since 2015)

Charles P. Pizzi	65	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	3	Pennsylvania Real Estate Investment Trust (since 2013); PHH Corporation (since 2012); FS Energy and Power Fund (since 2012); and Brandywine Realty Trust (since 1996)

(1)	Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(2)	Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

(3)	Mr. Gravina is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to Mr. Gravina’s joint ownership with Mr. Forman of an entity engaged in the management of certain real estate assets.

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years

Michael C. Forman	54	Chairman, President and Chief Executive Officer	Since 2013	President and Chief Executive Officer of FS Investment Corporation IV (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FSIC IV Advisor, LLC (since 2015), FS Investment Corporation (since 2007) and Franklin Square Holdings (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)

James F. Volk	53	Chief Compliance Officer	Since 2015	Chief Compliance Officer of FS Investment Corporation (since 2015), FS Energy and Power Fund (since 2015), FS Investment Corporation II (since 2015), Fund—A (since 2015), Fund—D (since 2015), FS Investment Corporation III (since 2015) and FS Investment Corporation IV (since 2015); and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)

William Goebel	41	Chief Financial Officer	Since 2013	Chief Financial Officer of Fund—A (since 2013), Fund—D (since 2013), FS Investment Corporation II (2011 – 2014), FS Energy and Power Fund (2011 – 2012) and FS Investment Corporation (since 2011); and Senior Manager at Ernst & Young LLP (2003 – 2011)

Gerald F. Stahlecker	50	Executive Vice President	Since 2013	President of FS Investment Corporation (since 2013); Executive Vice President of FS Investment Corporation IV (since 2015), FSIC IV Advisor, LLC (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010), FS Investment Corporation (2010 – 2013), FB Income Advisor, LLC (since 2010) and Franklin Square Holdings (since 2010); and Managing Director and Chief Operating Officer of Radcliffe Capital Management, L.P. (2002 – 2009)

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years

Zachary Klehr	37	Executive Vice President	Since 2013	Executive Vice President of FS Investment Corporation IV (since 2015), FSIC IV Advisor, LLC (since 2015), FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Global Advisor (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013), FS Investment Corporation (since 2013), FSIC II Advisor, LLC (since 2012), FS Investment Advisor, LLC (since 2012), FB Income Advisor, LLC (since 2012) and Franklin Square Holdings (since 2012); Senior Vice President of FSIC II Advisor, LLC (2011 – 2012), FS Investment Advisor, LLC (2011 – 2012), FB Income Advisor, LLC (2011 – 2012) and Franklin Square Holdings (2011 – 2012); and Vice President of Versa Capital Management (2007 – 2011)

Stephen S. Sypherd	38	Vice President, Treasurer and Secretary	Since 2013	Managing Director and General Counsel of FSIC IV Advisor, LLC (since 2015), FSIC III Advisor, LLC (since 2014), FS Global Advisor (since 2014), FSIC II Advisor, LLC (since 2014), FS Investment Advisor, LLC (since 2014), FB Income Advisor, LLC (since 2014) and Franklin Square Holdings (since 2014); Vice President, Treasurer and Secretary of FS Investment Corporation IV (since 2015), FS Investment Corporation III (since 2013), Fund—A (since 2013), Fund—D (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013) and FS Investment Corporation (since 2013); Senior Vice President of FSIC II Advisor, LLC (2011 – 2014), FS Investment Advisor, LLC (2011 – 2014), FB Income Advisor, LLC (2011 – 2014) and Franklin Square Holdings (2011 – 2014); Vice President of FS Investment Advisor, LLC (2010 – 2011), FB Income Advisor, LLC (2010 – 2011) and Franklin Square Holdings (2010 – 2011); and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)

Statements of Additional Information

The Companies’ statements of additional information, each dated as of April 30, 2015, as amended and supplemented to date, contain additional information regarding the Companies’ and the Fund’s trustees and executive officers and are available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on Franklin Square Holdings’ website at www.franklinsquare.com.

Form N-Q Filings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F

Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Board Considerations in Renewing the Fund’s Amended and Restated Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting of the Board held on November 13, 2015, the Board, including a majority of those trustees of the Fund who are not “interested persons” of the Fund, FS Global Advisor or GSO, within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the renewal for an additional year of the amended and restated investment advisory agreement, dated as of October 9, 2013 (the “Advisory Agreement”), by and between the Fund and FS Global Advisor, and the investment sub-advisory agreement for the Fund, dated as of August 12, 2013 (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”), by and between FS Global Advisor and GSO. In approving the renewal of the Advisory Agreements, the Board concluded that the renewal of the Advisory Agreements on the terms presented at the meeting was in the best interests of the Fund, the Companies and their respective shareholders. In connection with its consideration of the renewal of the Advisory Agreements, the Board received information regarding the nature and quality of services provided by FS Global Advisor and GSO; information relating to the performance of the Fund compared to relevant indices and peer funds; and information regarding the fees and expenses of the Fund and the Companies compared to those of other registered investment companies with investment objectives and strategies similar to the Fund. The Board also took into account the “master-feeder” structure and the fact that FS Global Advisor and GSO serve as investment adviser and sub-adviser, respectively, to the Fund and not the Companies. In connection with its consideration of the renewal of the Advisory Agreements, the Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. Rather, the Board based its determination on the totality of the circumstances.

In making its determination to approve the renewal of the Advisory Agreements, the Board considered, among other things:

•	the nature, quality and extent of the services provided by FS Global Advisor and GSO under the Advisory Agreements, including information regarding:

•

FS Global Advisor’s role in, among other things, setting investment guidelines for the Fund’s portfolio; determining the composition and allocation of the Fund’s portfolio; identifying, evaluating, negotiating and structuring the Fund’s investments; and monitoring and servicing the Fund’s investments;

•

GSO’s role, working together with FS Global Advisor, in, among other things, identifying and conducting due diligence on prospective investment opportunities for the Fund; making investment recommendations for the Fund; implementing the directives of FS Global Advisor; and providing ongoing monitoring of the Fund’s investments;

•

the actions taken by FS Global Advisor in overseeing and supervising GSO, including the robust level of communication and collaboration between FS Global Advisor and GSO during the process of considering potential investment opportunities;

•

the administrative services FS Global Advisor provides to the Fund and the Companies, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services; and

•	the background, qualifications, expertise and capabilities of the personnel of FS Global Advisor and GSO providing services to the Fund and the Companies;

•	the investment performance of the Fund, FS Global Advisor and GSO, including information regarding:

•

the performance of the Fund as compared to a group of indices representing asset classes and/or employing investment strategies relatively comparable to investments made by and strategies employed by the Fund; and

•

the performance of the Fund as compared to a group of investment companies that FS Global Advisor believed to be relatively comparable to the Fund in terms of structure, investment objectives, assets under management, portfolio mix and/or similar criteria and drivers of this performance;

•	comparative information on fees and expenses borne by other comparable investment companies, including information regarding:

•	the management fee rate, incentive fee rate (including the hurdle rate applicable thereto) and expense ratios of the Fund as compared to the comparable group of investment companies;

•

the competitiveness of the effective management fee rate paid by the Fund to FS Global Advisor after taking into account expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Fund; and

•	FS Global Advisor’s agreement to waive its right to recoup expense reimbursement and additional support payments made to the Fund and the Companies through December 31, 2015;

•

the costs to FS Global Advisor of providing services to the Companies and the Fund, including information regarding the operating expenses incurred by FS Global Advisor in providing services to the Companies and the Fund;

•

the historical profitability and anticipated future profitability of the relationship between the Companies and the Fund and each of FS Global Advisor and GSO, including information regarding FS Global Advisor’s payment of organization and offering costs on behalf of the Companies and the Fund, as well as the continued financial strength and viability of each organization;

•

the extent to which economies of scale might be realized as the Companies and the Fund grow, the fact that such economies are less likely to be significant given the Fund’s and the Companies’ structure and related focus on event-driven, special situations and market price inefficiency investments, and whether fee levels reflect any such economies of scale for the benefit of investors;

•

any existing and potential benefits to FS Global Advisor, GSO, the Companies and the Fund resulting from the relationship between FS Global Advisor, GSO, the Companies and the Fund, including information regarding:

•	the administrative and other non-advisory services provided at cost by FS Global Advisor and GSO to the Companies and the Fund; and

•

the administrative expenses paid by the Fund as compared to the administrative expenses paid by comparable investment companies, along with information regarding the organization and offering costs paid by FS Global Advisor on behalf of the Fund; and

•

indirect benefits to the Companies, the Fund and their respective shareholders as a result of the Companies’ and the Fund’s relationship with FS Global Advisor and GSO, including the distribution channel available to the Companies as a result of their relationship with FS Global Advisor’s affiliate, FS2 Capital Partners, LLC, which serves as the dealer manager for the Companies’ continuous public offerings, the scale and credit expertise of GSO, which provides the Fund with access to an established platform for evaluating investments and managing risk, access to the broader platform of Franklin Square Holdings and the expense reimbursement and additional support payments made by FS Global Advisor and its affiliates to the Companies and the Fund.

After consideration of the foregoing and other factors, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreements, including the fees payable to FS Global Advisor and GSO thereunder, are fair and reasonable in relation to the services to provided thereunder and that the renewal of the Advisory Agreements was in the best interest of the Fund, the Companies and their respective shareholders. Therefore, the Board approved the renewal of the Advisory Agreements for an additional year, subject to earlier termination in accordance with their terms.

Distribution Reinvestment Plans

The Companies have adopted “opt in” distribution reinvestment plans (together, the “DRPs”) pursuant to which the Companies’ shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the applicable Company. Participants in each Company’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the applicable DRP. If a shareholder does not elect to participate in the applicable Company’s DRP, the shareholder will automatically receive any distributions the applicable Company declares in cash. For example, if the board of trustees of a Company authorizes, and such Company declares, a cash distribution, then if a shareholder has “opted in” to the Company’s DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Company, rather than receiving the cash distribution. The Companies expect to issue common shares pursuant to the DRPs on the date of the weekly closing occurring on or immediately following each distribution payment date at a price equal to the NAV per common share that is used to determine the public offering price of such Company’s common shares on the date of such weekly closing. Common shares issued pursuant to the DRPs will have the same voting rights as common shares offered in the Companies’ continuous public offerings.

If a shareholder wishes to receive distributions in cash, no action is required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Companies’ transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the applicable DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the applicable DRP by notifying their broker or other financial intermediary of their election.

The Companies use newly issued common shares under their DRPs. The number of common shares the Companies issue to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the applicable Company’s NAV per common share on the date of the weekly closing on or immediately following the distribution payment date. There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Companies pay the plan administrator’s fees under the DRPs. If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from a Company will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Companies reserve the right to amend, suspend or terminate their DRPs. A shareholder may terminate their account under a Company’s DRP by calling the plan administrator at 877-628-8575. All correspondence concerning the Companies’ DRPs should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the applicable DRP by request to the plan administrator or by contacting the applicable Company.

FS GLOBAL CREDIT
OPPORTUNITIES FUND

201 Rouse Boulevard
Philadelphia, PA 19112
215-495-1150

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and are issued only to FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

AR-GCO-M15
RRD 2/15

Item 2.	Code of Ethics.

(a)	On May 15, 2015 the Company’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Company and FS Global Advisor, LLC (“FS Global Advisor”), the investment adviser to FS Global Credit Opportunities Fund (the “Fund”), including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)	Not applicable.

(c)	On May 15, 2015, the Board approved the Code of Ethics, which clarified the scope of the confidentiality obligations imposed on officers, trustees, directors and other personnel of the Fund and FS Global Advisor by the Code of Ethics. A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and also is available on the Company’s “Corporate Governance” page on Franklin Square Holdings, L.P.’s (“Franklin Square Holdings”) website at www.franklinsquare.com.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Company did not grant any waiver from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Company’s previous Code of Business Conduct and Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached hereto as Exhibit (a)(1) and also is available on the Company’s “Corporate Governance” page on Franklin Square Holdings’ website at www.franklinsquare.com.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Board has determined that the Company has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2) The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Company for the fiscal years ended December 31, 2015 and 2014 for professional services rendered by Ernst & Young LLP, the Company’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Company’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $25,000 and $24,500, respectively.

(b) Audit-Related Fees. The aggregate fees billed to the Company for the fiscal years ended December 31, 2015 and 2014 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Company’s financial statements and not reported in Item 4(a) above were $4,000 and $3,750, respectively. Audit-related fees for the year ended December 31, 2015 represent fees billed for services provided in connection with comfort letter procedures performed. Audit-related fees for the year ended December 31, 2014 represent fees billed for services provided in connection with the review of the Company’s registration statement.

(c) Tax Fees. The aggregate fees billed to the Company for the fiscal years ended December 31, 2015 and 2014 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $5,205 and $7,000, respectively. Tax fees for the years ended December 31, 2015 and 2014 represent fees billed for tax compliance services provided in connection with the review of the Company’s tax returns.

(d) All Other Fees. No fees were billed to the Company for the fiscal years ended December 31, 2015 and 2014 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Company when retaining an auditor to perform audit, audit-related, tax and other services for the Company. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2) All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young for services rendered to the Company, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Company for the fiscal years ended December 31, 2015 and 2014 were $73,640 and $191,495, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable. The Company is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Company is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.

(a) The Company invests substantially all of its assets in the Fund, a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund’s consolidated schedule of investments as of December 31, 2015 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Company invests substantially all of its assets in the Fund, a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below.

Michael C. Forman has served as the chairman, president and chief executive officer of the Company and FS Global Advisor since each entity’s inception in January 2013. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, the Fund, FS Global Credit Opportunities Fund—D (“Fund—D”), FS Investment Corporation III, FSIC III Advisor, LLC and FS Investment Corporation IV and has presided in such roles since each entity’s inception in October 2007, September 2010, September 2010, July 2011, November 2011, January 2013, January 2013, June 2013, October 2013 and February 2015, respectively. Mr. Forman also currently serves as the chairman and chief executive officer of FS Investment Corporation and FSIC IV Advisor, LLC and has presided in such roles since each entity’s inception in December 2007 and September 2015, respectively. Mr. Forman served as president of FS Investment Corporation from its inception in December 2007 until April 2013. Mr. Forman also currently serves as Chairman of FS OneEquity Partners Co. L.P. In 2007, Mr. Forman co-founded Franklin Square Holdings. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since its inception. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr Harrison Harvey Branzburg LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments.

In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (Executive Committee Member), the Vetri Foundation for Children (Chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT) and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Gerald F. Stahlecker has served as executive vice president of the Company and FS Global Advisor since each entity’s inception in January 2013. Mr. Stahlecker also currently serves as executive vice president of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, the Fund, Fund—D, FS Investment Corporation III, FSIC III Advisor, LLC, FS Investment Corporation IV and FSIC IV Advisor, LLC, and has presided in such roles since January 2010, September 2010, September 2010, July 2011, November 2011, January 2013, January 2013, June 2013, October 2013, February 2015 and September 2015, respectively. Mr. Stahlecker also has served as president of FS Investment Corporation since April 2013 and previously served as its executive vice president from March 2010 to April 2013. Mr. Stahlecker also serves as executive vice president of Franklin Square Holdings and has presided in such role since January 2010. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from FS Investment Corporation’s inception in December 2007 to December 2009 when he resigned as a director in order to join the Company’s and the Fund’s affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P. (“Radcliffe”), an investment advisory firm registered with the U.S. Securities and Exchange Commission (the “SEC”) that manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P. (“Rose Glen”), a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison Harvey Branzburg LLP, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker is a member of the board of directors of the Greater Philadelphia Chamber of Commerce and previously served on the board of directors of the Investment Program Association, an industry trade group, and the board of trustees of The Philadelphia School, where he served as a member of its advancement, finance and investment committees.

Zachary Klehr has served as executive vice president of the Company and FS Global Advisor since each entity’s inception in January 2013. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, the Fund, Fund—D, FS Investment Corporation III and FS Investment Corporation IV and has presided in such roles since the later of January 2013 or such entity’s inception date. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since the later of September 2012 or such entity’s inception date. Prior to joining Franklin Square Holdings, Mr. Klehr served as a Vice President at Versa Capital Management (“Versa”), a private equity firm with approximately $1 billion in assets under management, from 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the Executive Office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an Associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and previously served on the board of trustees of The Philadelphia School, where he was a member of the executive, governance, advancement, finance and investment committees.

Robert Hoffman has served as executive director of FS Global Advisor since July 2013 and previously served as its vice president from its inception in January 2013 to July 2013. Mr. Hoffman also serves as executive director of Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FSIC IV Advisor, LLC and has presided in such roles since the later of July 2013 or such entity’s inception date. Mr. Hoffman previously served as vice president of such entities in existence from January 2012 to July 2013. Mr. Hoffman is responsible for fund management and fund team education. Prior to joining Franklin Square Holdings, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. (“Nomura”) for over eleven years, most recently holding the position of Executive Director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Company and the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2015: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Michael C. Forman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	5	$15,517,639	5	$15,517,639
Other Accounts	—	$—	—	$—

Gerald F. Stahlecker
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	5	$15,517,639	5	$15,517,639
Other Accounts	—	$—	—	$—

Zachary Klehr
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	5	$15,517,639	5	$15,517,639
Other Accounts	—	$—	—	$—

Robert Hoffman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—

Potential Conflicts of Interest

FS Global Advisor, GSO Capital Partners LP, the investment sub-adviser to the Fund (“GSO”), and certain of their affiliates may experience conflicts of interest in connection with the management of the Company and the Fund, including, but not limited to, the following:

•	The directors, officers and other personnel of FS Global Advisor allocate their time between advising the Company and the Fund and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV;

•	The Fund may compete with certain affiliates for investments, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•	Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to its shareholders, FS Global Advisor and GSO will receive a management fee in connection with the management of the Fund’s portfolio and may receive an incentive fee to the extent the Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•	Because FS2 Capital Partners, LLC, the dealer manager for the continuous public offerings of common shares by the Company and Fund—D, is an affiliate of FS Global Advisor, its due diligence review and investigation of the Company, the Fund and Fund—D cannot be considered to be an independent review;

•	The personnel of GSO allocate their time between assisting FS Global Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GSO’s role as sub-adviser to FS Energy and Power Fund and as parent to the sub-adviser to FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV;

•	The Fund may compete with other funds managed by affiliates of GSO for investment opportunities, subjecting GSO and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to FS Global Advisor;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or GSO provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•	FS Global Advisor, GSO and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•	GSO and its affiliates may have existing business relationships or access to material non-public information that would prevent GSO from recommending certain investment opportunities that would otherwise fit within the Fund’s investment objectives and strategies;

•	FS Global Advisor, GSO and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of FS Global Advisor and GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of FS Global Advisor, GSO and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of FS Global Advisor and GSO. Affiliates of GSO engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;

•

To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Global Advisor, GSO and any of their respective affiliates, as applicable, FS Global Advisor, GSO and any of their respective affiliates may determine it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. The Fund may seek exemptive relief from the SEC to engage in co-investment opportunities with FS Global Advisor and its affiliates, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Investment Corporation IV. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor and/or GSO, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•	The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor or GSO, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) FS Global Advisor’s investment personnel are not employed by the Company or the Fund and receive no direct compensation from the Company or the Fund in connection with their investment management activities.

Consistent with Franklin Square Holdings’ integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Company and the Fund on behalf of FS Global Advisor. Franklin Square Holdings’ compensation structure is designed to align the interests of the investment personnel serving the Company and the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of Franklin Square Holdings’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Franklin Square Holdings’ senior executives, including each of the investment personnel who render services to the Company and the Fund on behalf of FS Global Advisor (other than Michael C. Forman, who is compensated through his ownership interests in FS Global Advisor and Franklin Square Holdings’ other investment adviser entities), receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

(a)(4) The following table shows the dollar range of equity securities in the Company beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2015, based on the public offering price of the Company’s common shares as of December 31, 2015.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Company(1)
Michael C. Forman	Over $1,000,000
Gerald F. Stahlecker	$100,001–$500,000
Zachary Klehr	$100,001–$500,000
Robert Hoffman	$10,001–$50,000

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Company’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the year ended December 31, 2015 pursuant to its share repurchase program.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2015	200,663	$8.886	200,663	(2)
February 1 to February 28, 2015	—	—	—	—
March 1 to March 31, 2015	—	—	—	—
April 1 to April 30, 2015	37,381	$8.882	37,381	(2)
May 1 to May 31, 2015	—	—	—	—
June 1 to June 30, 2015	—	—	—	—
July 1 to July 31, 2015	95,597	$8.699	95,597	(2)
August 1 to August 31, 2015	—	—	—	—
September 1 to September 30, 2015	—	—	—	—
October 1 to October 31, 2015	267,339	$7.651	267,339	(2)
November 1 to November 30, 2015	—	—	—	—
December 1 to December 31, 2015	—	—	—	—

Total	600,980	$8.307	600,980	(2)

(1)	All common shares were purchased as a result of tender offers conducted pursuant to the Company’s previously announced share repurchase program.

(2)	The Company currently intends to limit the number of common shares to be repurchased on each date of repurchase to the number of common shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the issuance of common shares under its distribution reinvestment plan, less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during the calendar year, and (2) the aggregate proceeds it has received from the sale of common shares at the previous two weekly share closings that occurred immediately prior to the date of repurchase. In addition, the Company will limit the number of common shares to be repurchased in any calendar year to 20% of the weighted average number of common shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such common shares at a price equal to the net asset value per common share in effect on each date of repurchase. The Board may amend, suspend or terminate the Company’s share repurchase program at any time.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Company’s shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11.	Controls and Procedures.

(a) The Company’s principal executive officer and principal financial officer have evaluated the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Company’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Company in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There was no change in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Company’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Company’s Code of Business Conduct and Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of FS Global Advisor are attached hereto in response to Item 7.

(b)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

FS Global Credit Opportunities Fund—A

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 2, 2016

By:	/S/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer
(Principal Financial Officer)
Date: March 2, 2016